Page 2
                                     GLMU142
                                 Glenbrook Life
                              and Annuity Company
                                A Stock Company

        Headquarters: 3100 Sanders Road, Northbrook, Illinois 60062-7154


Flexible Premium Deferred Variable Annuity Contract

This Contract is issued to the Owner in consideration of the initial purchase payment. Glenbrook Life and Annuity Company will pay the benefits of this Contract, subject to its terms and conditions.

Throughout this Contract, "you" and "your" refer to the Contract owner(s). "We", "us "and" our" refer to Glenbrook Life and Annuity Company.

Contract Summary
This flexible premium deferred variable annuity provides a cash withdrawal benefit, a death benefit, and a settlement value during the Accumulation Phase and periodic income payments beginning on the Payout Start Date during the Payout Phase.

The dollar amount of income payments or other values provided by this Contract, when based on the investment experience of the Variable Account, will vary to reflect the performance of the Variable Account. For amounts in the Guaranteed Maturity Fixed Account, the withdrawal benefit, the settlement value, transfers to other sub-accounts and any periodic income payments may be subject to a Market Value Adjustment which may result in an upward or downward adjustment of the amount distributed.

This Contract does not pay dividends.

The tax status of this Contract as it applies to the Owner should be reviewed each year.

PLEASE READ YOUR CONTRACT CAREFULLY.

This is a legal Contract between the Contract Owner(s) and Glenbrook Life and Annuity Company.

Return Privilege
Upon written request we will provide you with factual information regarding the benefits and provisions contained in this Contract. If you are not satisfied with this Contract for any reason, you may return it to us or our agent within 20 days after you receive it. We will refund any purchase payments allocated to the Variable Account, adjusted to reflect investment gain or loss from the date of allocation through the date of cancellation, plus any purchase payments allocated to the Fixed Account. (Where required by state law, we will refund any purchase payments.) If this Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

If you have any questions about your Glenbrook Life variable annuity, please contact Glenbrook Life at (800) 776-6978.
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[GRAPHIC OMITTED][GRAPHIC OMITTED]
--------------------------------------------------------------------------------





Secretary                                   Chairman and Chief Executive Officer


                   Flexible Premium Deferred Variable Annuity

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TABLE OF CONTENTS
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THE PERSONS INVOLVED...........................................................4

ACCUMULATION PHASE.............................................................5

PAYOUT PHASE..................................................................14

INCOME PAYMENT TABLES.........................................................18

GENERAL PROVISIONS............................................................19




DPGM142

--------------------------------------------------------------------------------

ANNUITY DATA
--------------------------------------------------------------------------------

CONTRACT NUMBER:.......................................................444444444

ISSUE DATE:..........................................................May 1, 2001

INITIAL PURCHASE PAYMENT:.............................................$10,000.00
                                                                             IRA
INITIAL ALLOCATION OF PURCHASE PAYMENT:

                                                                       ALLOCATED
                                                                        AMOUNT (%)
VARIABLE SUB-ACCOUNTS
        Fund Manager Sub-account A                            10%
        Fund Manager Sub-account B                            10%
        Fund Manager Sub-account C                            10%
        Fund Manager Sub-account D                            10%

                                                                                CURRENT          RATE
                                                          ALLOCATED    ANNUALIZED       GUARANTEED
                                                          AMOUNT (%)   INTEREST RATE    THROUGH

GUARANTEED MATURITY FIXED ACCOUNTS
          1 Year Guarantee Period                    10%                        4.25%            05/01/2002
          3 Year Guarantee Period                    10%                        4.75%            05/01/2004
          5 Year Guarantee Period                    10%                        5.25%            05/01/2006
          7 Year Guarantee Period                    10%                        5.50%            05/01/2008
        10 Year Guarantee Period                     10%                        5.75%            05/01/2011

SIX-MONTH DOLLAR COST AVERAGING FIXED ACCOUNT
                                                              5%                        4.50%             11/01/2001

TWELVE-MONTH DOLLAR COST AVERAGING FIXED ACCOUNT
                                                              5%                        5.00%             05/01/2002


MINIMUM GUARANTEED RATE
       Fixed Account Options:..............................................3.00%

PAYOUT START DATE:...................................................May 1, 2056
        (The date annuity payments are anticipated to begin)

OWNER:..................................................................John Doe

ANNUITANT:..............................................................John Doe
       AGE AT ISSUE:..........................................................35
       SEX:.................................................................Male

BENEFICIARY                                 RELATIONSHIP TO OWNER              PERCENTAGE
Jane Doe                                             Wife                                                 100%

CONTINGENT BENEFICIARY             RELATIONSHIP TO OWNER                       PERCENTAGE
Susan Doe                                                     Daughter                                     100%


                                     Page 16
     GLMU142

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THE PERSONS INVOLVED
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Owner The person named at the time of application is the Owner of this Contract unless subsequently changed. As Owner, you will receive any periodic income payments, unless you have directed us to pay them to someone else. The Contract cannot be jointly owned by both a non-living person and a living person.

You may exercise all rights stated in this Contract, subject to the rights of any irrevocable Beneficiary.

You may change the Owner at any time by written notice in a form satisfactory to us. If the Owner is a living person, you may change the Annuitant prior to the Payout Start Date by written notice in a form satisfactory to us. Once we accept a change, the change will take effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. We are bound by an assignment only if it is signed by the assignor and filed with us. We are not responsible for the validity of an assignment.

If the sole surviving Owner dies prior to the Payout Start Date, the Beneficiary becomes the new Owner. If the sole surviving Owner dies after the Payout Start Date, the Beneficiary becomes the new Owner as described in the Beneficiary provision and will receive any subsequent guaranteed income payments.

If more than one person is designated as Owner:

# Owner as used in this Contract refers to all people named as Owners, unless otherwise indicated;

#    any request to exercise ownership rights must be signed by all Owners; and

# on the death of any person who is an Owner, the surviving person(s) named as Owner will continue as Owner.


Annuitant The Annuitant is the person named on the Annuity Data Page, but may be changed by the Owner, as described above. The Annuitant must be a living person. If the Owner of the Contract is a grantor trust, then the Annuitant must be the oldest grantor. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

#    the youngest Owner; otherwise,

#    the youngest Beneficiary.


Beneficiary The Beneficiary is the person(s) named on the Annuity Data Page unless later changed by the Owner. The Primary Beneficiary is the Beneficiary(ies) who is first entitled to receive benefits under the Contract upon the death of the sole surviving Owner. The Contingent Beneficiary is the Beneficiary(ies) entitled to receive benefits under the Contract when all Primary Beneficiary(ies) predecease the Owner(s).

You may change or add Beneficiaries at any time by written notice in a form satisfactory to us, unless you have designated an irrevocable Beneficiary. You may restrict income payments to Beneficiaries by written notice in a form satisfactory to us. Once we accept the request, the change or restriction, will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept it.

#    Benefits Payable to Beneficiaries

     9 If the sole surviving Owner dies after the Payout Start Date, the Beneficiary(ies) will receive any guaranteed income payments scheduled to continue.

     9 If the sole surviving Owner dies before the Payout Start Date, the Beneficiary(ies) may elect to receive a Death Benefit or become the new Owner.

#    Order of Payment of Benefits

As described above under Benefits Payable to Beneficiaries, Beneficiary(ies) will receive any guaranteed income payments scheduled to continue, or the right to elect to receive a Death Benefit or become the new Owner, in the following order of classes:

     9    Primary Beneficiary

          Upon the death of the sole surviving Owner before the Payout Start Date, the Primary Beneficiary(ies), if living, will have the right to elect to receive a Death Benefit or become the new Owner with rights as defined in the Death of Owner provision. Upon the death of the sole surviving Owner after the Payout Start Date, Primary Beneficiary(ies), if living, will receive the guaranteed income payments scheduled to continue.

     9    Contingent Beneficiary

          Before the Payout Start Date the Contingent Beneficiary, if living, will have the right to elect to receive a Death Benefit or become the new Owner with rights as defined in the Death of Owner provision upon the death of the Owner if all Primary Beneficiaries die before the sole surviving Owner. After the Payout Start Date the Contingent Beneficiary, if living, will receive the guaranteed income payments scheduled to continue upon the death of the Owner if all Primary Beneficiaries die before the sole surviving Owner.

If none of the named Beneficiaries are living when the sole surviving Owner dies, or if a Beneficiary has not been named, the new Beneficiary will be:

#    your spouse, or if he or she is no longer living,

#    your surviving children equally, or if you have no surviving children,

#    your estate.

Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries



--------------------------------------------------------------------------------

ACCUMULATION PHASE
--------------------------------------------------------------------------------


Accumulation Phase Defined The "Accumulation Phase" is the first of two phases during your Contract. The Accumulation Phase begins on the issue date stated on the Annuity Data Page. This phase will continue until the Payout Start Date unless this Contract is terminated before that date.


Contract Year The one year period beginning on the issue date and on each anniversary of the issue date.

Purchase Payments The initial payment is shown on the Annuity Data Page. You may make subsequent purchase payments during the Accumulation Phase. We may limit the amount of each purchase payment that we will accept to a minimum of $500 and a maximum of $1,000,000. We may limit your ability to make subsequent purchase payments in order to comply with the laws of the state where this Contract is delivered. We will invest the purchase payments in the Investment Alternatives you select. You may allocate any portion of your purchase payment in whole percents from 0% to 100% or in exact dollar amounts to any of the Investment Alternatives. The total allocation must equal 100%.

The allocation of the initial purchase payment is shown on the Annuity Data Page. Allocation of each subsequent purchase payment will be the same as the allocation for the most recent purchase payment unless you change the allocation. You may change the allocation of subsequent purchase payments at any time, without charge, simply by giving us written notice. Any change will be effective at the time we receive the notice.


Initial Purchase Payment Allocation If the Return Privilege provision requires us to refund purchase payments, then during the Return Privilege period, we reserve the right to invest any purchase payments you allocated to the Variable Account to a Money Market Variable Sub-account available under this Contract. We will notify you if we do so. At the end of the Return Privilege period, the amount in the Money Market Variable Sub-account will be allocated to the Variable Account as originally designated by you. This allocation will not be considered a transfer.


Investment Alternatives Investment Alternatives are the Sub-accounts of the Variable Account, the Six-Month Dollar Cost Averaging Fixed Account, the Twelve-Month Dollar Cost Averaging Fixed Account, and the Guarantee Periods of the Guaranteed Maturity Fixed Account shown on the application. We may offer additional Sub-accounts of the Variable Account at our discretion. We reserve the right to limit the availability of the Investment Alternatives.


Variable Account The "Variable Account" for this Contract is the Glenbrook Life and Annuity Company Separate Account A. This account is a separate investment account to which we allocate assets contributed under this and certain other Contracts. The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the account without regard to our other income, gains or losses.


Variable Sub-accounts The Variable Account is divided into Sub-accounts. Each Sub-account invests solely in the shares of the mutual fund underlying that Sub-account.


Fixed Account Options The Fixed Account Options are the Six-Month Dollar Cost Averaging Fixed Account, the Twelve-Month Dollar Cost Averaging Fixed Account, and the Guarantee Periods of the Guaranteed Maturity Fixed Account.

Six-Month Dollar Cost Averaging Fixed Account Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation to the Six-Month Dollar Cost Averaging Fixed Account. Each purchase payment in the Six-Month Dollar Cost Averaging Fixed Account must be at least $500. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to Sub-accounts of the Variable Account according to your current allocation instructions in equal monthly installments within the selected transfer period. You may select a transfer period of no more than 6 months. If you discontinue the Dollar Cost Averaging program before the end of the transfer period, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will be transferred to the Money Market Variable Sub-account unless you request a different Investment Alternative. At the end of the transfer period, any residual amount will be automatically transferred to the Money Market Variable Sub-account. No amount may be transferred into the Six-Month Dollar Cost Averaging Fixed Account.

For each purchase payment, the first transfer from the Six-Month Dollar Cost Averaging Fixed Account must begin the next business day after the date payment is received. If we do not receive an allocation instruction from you when payment is received, the payment plus associated interest will be transferred to the Money Market Variable Sub-account in equal monthly installments within the selected transfer period until we have received a different allocation instruction.


Twelve-Month Dollar Cost Averaging Fixed Account Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation to the Twelve-Month Dollar Cost Averaging Fixed Account. Each purchase payment in the Twelve-Month Dollar Cost Averaging Fixed Account must be at least $500. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to Sub-accounts of the Variable Account according to your current allocation instructions in equal monthly installments within the selected transfer period. You may select a transfer period of no more than 12 months. If you discontinue the Dollar Cost Averaging program before the end of the transfer period, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will be transferred to the Money Market Variable Sub-account unless you request a different Investment Alternative. At the end of the transfer period, any residual amount will be automatically transferred to the Money Market Variable Sub-account. No amount may be transferred into the Twelve-Month Dollar Cost Averaging Fixed Account.

For each purchase payment, the first transfer from the Twelve-Month Dollar Cost Averaging Fixed Account must begin the next business day after payment is received. If we do not receive an allocation instruction from you when payment is received, the payment plus associated interest will be transferred to the Money Market Variable Sub-account in equal monthly installments within the selected transfer period until we have received a different allocation instruction.


Guaranteed Maturity Fixed Account The Guaranteed Maturity Fixed Account is divided into Guarantee Periods. A Guarantee Period is identified by the date the Guarantee Period begins and the duration of the Guarantee Period. You create a Guarantee Period when:

#    you make a purchase payment; or

#    you select a new Guarantee Period after the prior Guarantee Period expires;
     or

# you transfer an amount from an existing Sub-account of the Variable Account, from another Guarantee Period of the Guaranteed Maturity Fixed Account, or from any Fixed Account Option.

You must select the Guarantee Period for all purchase payments and transfers allocated to the Guaranteed Maturity Fixed Account. Each purchase payment or transfer into the Guaranteed Maturity Fixed Account must be at least $500. If you do not select a Guarantee Period for a purchase payment or transfer, we will assign the same period(s) as used for the most recent purchase payment. Guarantee Periods are offered at our discretion and may range from one to ten years. We may change the Guarantee Periods available for future purchase payments or transfers allocated to the Guaranteed Maturity Fixed Account.

We will mail you a notice prior to the expiration of each Guarantee Period outlining the options available at the end of the Guarantee Period. At the end of a Guarantee Period, we will automatically renew the Guarantee Period value to a Guarantee Period of the same duration to be established on the day the previous Guarantee Period expired. During the 30 day period after a Guarantee Period expires you may:

# take no action and we will automatically apply the Guarantee Period value to a Guarantee Period of the same duration as the Guarantee Period that just expired to be established on the day the previous Guarantee Period expired; or

# notify us to apply the Guarantee Period value to a new Guarantee Period(s) to be established on the day we received the notification; or

# notify us to apply the Guarantee Period value to any Sub-account of the Variable Account on the day we receive the notification; or

# receive a portion of the Guarantee Period value or the entire Guarantee Period value through a partial or full withdrawal. A Withdrawal Charge and any applicable taxes may apply. In this case, the amount withdrawn will be deemed to have been withdrawn on the day we received notification.

No Market Value Adjustments will apply during the 30 day period after a Guarantee Period expires.


Crediting Interest We credit interest daily to money allocated to the Fixed Account Options. Interest compounds over one year at the current annualized interest rates we are offering when the money is allocated. The current annualized interest rate will remain unchanged until the end of the Guarantee Period. When a Guarantee Period expires and a new Guarantee Period is established, we will credit interest at the current rate we are offering when the new Guarantee Period is established. The annualized interest rate for any Fixed Account Option will never be less than 3%.

We will credit interest to subsequent purchase payments allocated to any Fixed Account Options from the date we receive them at the rate that we are offering at that time. We will credit interest to transfers to a Guarantee Period of the Guaranteed Maturity Fixed Account from the date the transfer is made at the rate that we are offering at that time.


Transfers Prior to the Payout Start Date, you may transfer amounts between Investment Alternatives. You may make 12 transfers per Contract Year without charge. Each transfer after the 12th in any Contract Year may be assessed a $25 transfer fee. Multiple transfers on a single trading day are considered a single transfer.

Transfers are subject to the following restrictions:

# No amount may be transferred into the Six-Month Dollar Cost Averaging Fixed Account or the Twelve-Month Dollar Cost Averaging Fixed Account.

# At the end of the transfer period, any residual amount in the Six-Month Dollar Cost Averaging Fixed Account or the Twelve-Month Dollar Cost Averaging Fixed Account will be automatically transferred to the Money Market Variable Sub-account.

# The minimum amount that may be transferred into a Guarantee Period of the Guaranteed Maturity Fixed Account is $500.

# Any transfer from a Guarantee Period of the Guaranteed Maturity Fixed Account will be subject to a Market Value Adjustment unless the transfer occurs during the 30 day period after the Guarantee Period expires.

# We reserve the right to limit the number of transfers among the Variable Sub-accounts in any Contract Year or to refuse any transfer request for an Owner or certain Owners if, in our sole discretion:

     9 We believe that excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds or would be to the disadvantage of other Contract Owners; or

     9 We are informed by one or more of the underlying mutual funds that the purchase of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

Such restrictions may be applied in any manner which is reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of the other Contract Owners.

We reserve the right to waive the transfer fees and restrictions contained in this Contract.


Contract Value Your "Contract Value" is equal to the sum of:

# the number of Accumulation Units you hold in each Sub-account of the Variable Account multiplied by the Accumulation Unit Value for that Sub-account on the most recent Valuation Date; plus

# the total value you have in the Six-Month Dollar Cost Averaging Fixed Account and the Twelve-Month Dollar Cost Averaging Fixed Account; plus

#    the  sum of  Guarantee  Period  values  in the  Guaranteed  Maturity  Fixed
     Account.


Accumulation Units and Accumulation Unit Value Amounts which you allocate to a Sub-account of the Variable Account are used to purchase Accumulation Units in that Sub-account. The Accumulation Unit Value for each Sub-account on the date an amount is allocated to the Sub-account is the number used to determine the number of Accumulation Units. Accumulation Unit Values at the end of any subsequent Valuation Periods are calculated by multiplying the Accumulation Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor for the Valuation Period. The Accumulation Unit Values may increase or decrease.

Accumulation Unit Value is determined Monday through Friday on each day that the New York Stock Exchange is open for business. A Variable Account Accumulation Unit Value is determined for each Sub-account. The Accumulation Unit Value for each Sub-account will vary with the price of a share in the portfolio the Sub-account invests in, and in accordance with the Mortality and Expense Risk Charge, Administrative Expense Charge, and any provision for taxes.

Assessment of Withdrawal Charges and transfers are done separately for each Contract. They are made by redemption of Accumulation Units and do not affect Accumulation Unit Value.

Additions or transfers to a Sub-account of the Variable Account will increase the number of Accumulation Units for that Sub-account. Withdrawals or transfers from a Sub-account of the Variable Account will decrease the number of Accumulation Units for that Sub-account.


Valuation Period and Valuation Date A "Valuation Period" is the time interval between the closing of the New York Stock Exchange on consecutive Valuation Dates. A "Valuation Date" is any date the New York Stock Exchange is open for trading.


Net Investment Factor For each Variable Sub-account, the "Net Investment Factor" for a Valuation Period is equal to:

#    The sum of:

     9 the net asset value per share of the mutual fund portfolio underlying the sub-account determined at the end of the current Valuation Period, plus

     9 the per share amount of any dividend or capital gain distributions made by the mutual fund portfolio underlying the subaccount during the current Valuation Period.

# Divided by the net asset value per share of the mutual fund portfolio underlying the sub-account determined as of the end of the immediately preceding Valuation Period.

# The result is reduced by the Mortality and Expense Risk Charge and the Administrative Expense Charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease, or remain the same.


Charges The charges for this Contract include Administrative Expense Charges, Mortality and Expense Risk Charges, transfer charges, and applicable taxes. If withdrawals are made, the Contract may also be subject to Withdrawal Charges and Market Value Adjustments.


Administrative Expense Charge The annualized Administrative Expense Charge will never be greater than 0.10% of the Variable Account value. (See Accumulation Units and Accumulation Unit Value and Net Investment Factor for a description of how this charge is applied.)


Mortality and Expense Risk Charge The annualized Mortality and Expense Risk Charge will never be greater than 1.20% of the Variable Account value. (See Accumulation Units and Accumulation Unit Value and Net Investment Factor for a description of how this charge is applied.)

Our actual mortality and expense experience will not adversely affect the dollar amount of variable benefits or other contractual payments or values under this Contract.


Taxes Any premium tax relating to this Contract may be deducted from purchase payments or the Contract Value when the tax is incurred or at a later time.


Withdrawal You have the right, subject to the restrictions and charges described in this Contract, to withdraw part or all of your Contract Value at any time during the Accumulation Phase. A withdrawal must be at least $50. If any withdrawal reduces the Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value. If you withdraw the entire Contract Value, the Contract will terminate.

You must specify the Investment Alternative(s) from which you wish to make a withdrawal. When you make a withdrawal, your Contract Value will be reduced by a withdrawal amount equal to the amount paid to you adjusted by any applicable Withdrawal Charge, Market Value Adjustment, and taxes.

Any Withdrawal Charge or Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Free Withdrawal Amount Each Contract Year the Free Withdrawal Amount is equal to the greater of 15% of the amount of purchase payments, or 15% of the Contract Value as of the beginning of that Contract Year. Each Contract Year you may withdraw the Free Withdrawal Amount without any Withdrawal Charge; however, the amount withdrawn, may be subject to a Market Value Adjustment. Each Contract Year begins on the anniversary of the date the Contract was established. Any Free Withdrawal Amount which is not withdrawn in a year may not be carried over to increase the Free Withdrawal Amount in a subsequent year. The Free Withdrawal Amount is only applicable during the Accumulation Phase of the Contract.

Withdrawal Charge To determine the Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When all purchase payments have been withdrawn, additional withdrawals will not be assessed a Withdrawal Charge.

Withdrawals in excess of the Free Withdrawal Amount will be subject to a Withdrawal Charge as follows:

                  Payment Year:             1        2        3        4        5       6        7        8 and Later

                  Percentage:               7%       7%       7%       6%       5%      4%       3%       0%

For each purchase payment withdrawal, the "Payment Year" in the table is measured from the date we received the purchase payment. The Withdrawal Charge is determined by multiplying the percentage corresponding to the Payment Year times that part of each purchase payment withdrawal that is in excess of the Free Withdrawal Amount.


Market Value Adjustment Activities in a Guarantee Period of the Guaranteed Maturity Fixed Account that may be subject to a Market Value Adjustment are withdrawals, transfers, death benefits, and amounts applied to an income plan. An activity will be subject to a Market Value Adjustment unless it occurs during the 30 day period after a Guarantee Period expires.

A Market Value Adjustment is an increase or decrease in the amount reflecting changes in the level of interest rates since the Guarantee Period was established. As used in this provision, "Treasury Rate" means the U. S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release
H.15. The Market Value Adjustment is based on the following:

         I = the Treasury Rate for a maturity equal to the Guarantee Period duration for the week preceding the establishment of the Guarantee Period;

         J = the Treasury Rate for a maturity equal to the Guarantee Period duration for the week preceding the receipt of the withdrawal request, death benefit request, transfer request, or Income Payment request;

         N = the number of whole and partial years from the date we receive the withdrawal, transfer, or Death Benefit request, or from the Payout Start Date, to the end of the Guarantee Period;

An adjustment factor is determined from the following formula:

                           .9 x {I - (J + .0025)} x N

The amount subject to a Market Value Adjustment that is deducted from a Guarantee Period of the Guaranteed Maturity Fixed Account is multiplied by the adjustment factor to determine the amount of the Market Value Adjustment.

Any Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Death of Owner If you die prior to the Payout Start Date, the new Owner will be the surviving Owner. If there is no surviving Owner, the new Owner will be the Beneficiary(ies) as described in the Beneficiary provision. The new Owner will have the options described below; except that if the new Owner took ownership as the Beneficiary, the new Owner's options will be subject to any restrictions previously placed upon the Beneficiary.

1.   If the sole new Owner is your spouse:

     a. Your spouse may elect, within 180 days of the date of your death, to receive the Death Benefit described below in a lump sum.

     b. Your spouse may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

          i.   over the life of your spouse; or

          ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

          iii. Over the life of your spouse with a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse.

     c. If your spouse does not elect one of the options above, then the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

          # If we receive a complete request for settlement of the death benefit from your spouse within 180 days of the date of your death, then the Contract is continued with your spouse as Owner. The Contract Value of the continued Contract will be the Death Benefit as determined at the end of the Valuation Period during which we received the complete request for settlement of the death benefit. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Benefit amount over the Contract Value will be allocated to the Sub-accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the death benefit, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

               ` 9 transfer all or a portion of the excess among the Variable Sub-accounts;

                    9 transfer all or a portion of the excess into the Guarantee Maturity Fixed Account and begin a new Guarantee Period; or

                    9 transfer all or a portion of the excess into a combination of Variable Sub-accounts and the Guarantee Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

     # If we do not receive a complete request for settlement of the death benefit from your spouse within 180 days of the date of your death, the Contract Value will not be adjusted to the Death Benefit on the date the Contract is continued.

     # The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge or Market Value Adjustment. . # Prior to the Payout Start Date, the Death Benefit of the continued Contract will be as defined in the Death Benefit provision.

     #    Only one spousal continuation is allowed under this Contract.

2. If the new Owner is not your spouse but is a living person, then this new Owner has the following options:

     a. The new Owner may elect, within 180 days of the date of your death, to receive the Death Benefit described below in a lump sum.

     b. The new Owner may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

          i.   over the life of the new Owner; or

          ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Owner; or

          iii. over the life of the new Owner with a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Owner.

     c. The new Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

3.   If the new Owner is a corporation or other non-living person:

     a. The non-living new Owner may elect, within 180 days of your death, to receive the Death Benefit in a lump sum.

     b. The non-living new Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

If any new Owner is a non-living person, all new Owners will be considered to be non-living persons for the above purposes.

If the new Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the new Owner on or before the mandatory distribution date 5 years after your date of death. Under any of these options, all ownership rights subject to any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend, on a non-discriminatory basis, the period of time in which we will use the Death Benefit rather than the Settlement Value to determine the payment amount. The death benefit will be at least as high as the Settlement Value. This right applies only to the amount payable as death benefit proceeds and in no way restricts when a claim may be filed.


Death of Annuitant If the Annuitant who is not also the Owner dies prior to the Payout Start Date, the Owner must elect an applicable option listed below.

1. If the Owner is a living person, then the Contract will continue with a new Annuitant as described in the Annuitant provision above.

2.   If the Owner is a non-living Person:

     a. The Owner may elect, within 180 days of the Annuitant's date of death, to receive the Death Benefit in a lump sum; or

     b. The Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death.

If the non-living Owner does not make one of the above described elections, the Settlement Value must be withdrawn on or before the mandatory distribution date 5 years after the Annuitant's death.

Under any of these options, all ownership rights are available to the non-living Owner from the date of the Annuitant's death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend, on a non-discriminatory basis, the period of time in which we will use the Death Benefit rather than the Settlement Value to determine the payment amount. The death benefit will be at least as high as the Settlement Value. This right applies only to the amount payable as death benefit proceeds and in no way restricts when a claim may be filed.


Death Benefit Prior to the Payout Start Date, the Death Benefit is equal to the greatest of:

# the sum of all purchase payments reduced by an adjustment for any withdrawals, as defined below; or

#    the Contract Value as of the date we determine the Death Benefit; or

#    the Settlement Value as of date we determine the Death Benefit; or

# the greatest of the Contract Values on the current or any previous Death Benefit Anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any withdrawals, as defined below, made since that Death Benefit Anniversary.

Death Benefit Anniversaries occur every 7th Contract anniversary until the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person. For example, the 7th, 14th and 21st Contract anniversaries are the first three Death Benefit Anniversaries. The Contract anniversary immediately following the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person, will also be a Death Benefit Anniversary and is the final Death Benefit Anniversary.

The withdrawal adjustment is equal to (a) divided by (b) and the result multiplied by (c) where:

         (a)      is the withdrawal amount.
         (b)      is the Contract Value immediately prior to the withdrawal.
         (c) is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Death Benefit Anniversary, or the sum of all purchase payments adjusted for any prior withdrawals, as applicable.

We will determine the value of the death benefit as of the end of the Valuation Period during which we receive a complete request for settlement of the death benefit. A complete request includes due proof of death.


Settlement Value The Settlement Value is the same amount that would be paid in the event of withdrawal of the Contract Value. We will calculate the Settlement Value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death.



--------------------------------------------------------------------------------

PAYOUT PHASE
--------------------------------------------------------------------------------


Payout Phase Defined The "Payout Phase" is the second of the two phases during your Contract. During this phase the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to the Income Plan you choose and is paid out as provided in that plan.

The Payout Phase begins on the Payout Start Date. It continues until we make the last payment as provided by the Income Plan chosen.

Payout Start Date The "Payout Start Date" is the date the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to an Income Plan. The anticipated Payout Start Date is shown on the Annuity Data Page. You may change the Payout Start Date by writing to us at least 30 days prior to this date.

The Payout Start Date must be at least 30 days after the Issue Date, and occur on or before the later of:

#        the Annuitant's 90th birthday; or

#        the 10th anniversary of this Contract's issue date.


Income Plans An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. The Contract Value on the Payout Start Date adjusted by any Market Value Adjustment and less any applicable taxes, will be applied to your Income Plan choice from the following list. You may choose more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value (adjusted by any Market Value Adjustment and less any applicable taxes) should be allocated to each Income Plan.

1. Life Income with Guaranteed Payments We will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments. If the Annuitant is age 90 or older, a minimum of 60 months of guaranteed payments applies.

2. Joint and Survivor Life Income with Guaranteed Payments We will make payments for as long as either the Annuitant or joint Annuitant, named at the time of Income Plan selection, lives. If both the Annuitant and the joint Annuitant die before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments. If the Annuitant is age 90 or older, a minimum of 60 months of guaranteed payments applies.

3. Guaranteed Number of Payments We will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The minimum number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third anniversary of the Contract issue date). The maximum number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600 months. Income Plan 3 offers a withdrawal option as defined under Payout Withdrawal. Income Payments under Income Plan 3 are subject to the following:

     9 You may request to modify the length of the payment period and the frequency of payments. You may make this change once each 365-day period. We reserve the right to limit the availability of such changes or to change the frequency of allowable changes without prior notice. If you elect to change the length of the payment period, the new payment period must be within the original maximum and minimum period you would have been permitted to select on your original Payout Start Date.

     9 If you change the length of your payment period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the guaranteed payment plan, as described under Payout Withdrawal. We will adjust the remaining guaranteed payments to equal what the computed present value would support based on those same assumptions and based on the revised guarantee period.

     9 Changes to either the frequency of payments or length of a guaranteed payment plan will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

     9 Any change in the frequency of payments takes effect on the next payment date.

We reserve the right to make other Income Plans available .

Income Payments Income payment amounts may vary based on any Sub-account of the Variable Account and/or may be fixed for the duration of the Income Plan. On the Payout Start Date, you may choose the portion of the Contract Value to be applied to Variable Amount Income Payments and the portion to be applied to Fixed Amount Income Payments. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to Variable Amount Income Payments and the remainder will be applied to Fixed Amount Income Payments. The method of calculating the initial payment is different for Variable Amount Income Payments and Fixed Amount Income Payments.


Variable Amount Income Payments The initial Variable Amount Income Payment is determined by applying the applicable portion of the Contract Value on the Payout Start Date, as described in the Income Payment Provision above, adjusted by any Market Value Adjustment and less any applicable premium tax, to the appropriate value for the selected Income Plan. The Income Plan value will be based on the Annuity 2000 Mortality Table and the Assumed Investment Rate. Subsequent income payments will vary depending on changes in the Annuity Unit Values for the Sub-accounts upon which the income payments are based. See the Income Payment Tables section for income payments for selected ages and income plans based on a 3% Assumed Investment Rate.

The portion of the initial income payment based upon a particular Variable Sub-account is determined by applying the chosen portion of the Contract Value for that Sub-account, adjusted by any Market Value Adjustment and less any applicable premium tax, to the appropriate Income Plan value described above. This portion of the initial income payment is divided by the Annuity Unit Value on the Payout Start Date for that Variable Sub-account to determine the number of Annuity Units from that Sub-account which will be used to determine subsequent income payments. Unless Annuity Transfers are made between Sub-accounts, each subsequent income payment from that Sub-account will be that number of Annuity Units times the Annuity Unit Value for the Sub-account for the Valuation Date on which the income payment is made.


Annuity Unit Value The Annuity Unit Value for each Sub-account of the Variable Account at the end of the Valuation Period coinciding with the Payout Start Date is the number used to determine the number of Annuity Units.

Annuity Unit Values at the end of subsequent Valuation Periods are calculated by:

# multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor during the period; and then

# dividing the result by 1.000 plus the Assumed Investment Rate for the period.


Assumed Investment Rate The Assumed Investment Rate is an effective annual rate of 3%. We reserve the right to offer other Assumed Investment Rates. The Assumed Investment Rate may not be changed after an Income Plan has been selected.


Fixed Amount Income Payments The Fixed Amount Income Payment is calculated by applying the portion of the applicable Contract Value on the Payout Start Date, as described in the Income Payment provision above, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the Income Payment Table selected or such other value as we are offering at that time. Fixed Amount Income Payments are fixed for the duration of the Income Plan.


Annuity Transfers After the Payout Start Date, you may transfer among the variable Sub-accounts. You may make up to 12 transfers per Contract year. No transfers may be made from the Fixed Amount Income Payment. Transfers from the Variable Amount Income Payment to the Fixed Amount Income Payment may be made only if Income Plan 3 has been chosen.

Payout Withdrawal You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their value, subject to a Payout Withdrawal Charge, by writing to us. For Variable Amount Income Payments, this value is equal to the present value of the Variable Amount Income Payments being terminated, calculated using a discount rate equal to the Assumed Investment Rate that was used in determining the initial variable payment. For Fixed Amount Income Payments, this value is equal to the present value of the Fixed Amount Income Payments being terminated, calculated using a discount rate equal to the Applicable Current Interest Rate. The Applicable Current Interest Rate is the rate we are using on the date we receive your payout withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be a least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the Value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the Investment Alternatives(s) from which you wish to make Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.


Payout Withdrawal Charge To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When all purchase payments have been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge as follows:

                  Payment Year:     1       2        3        4        5        6       7        8 and later

                  Percentage:       7%      7%       7%       6%       5%       4%      3%       0%


For each purchase payment withdrawal, the "Payment Year" in the table is measured from the date we received the purchase payment. The Payout Withdrawal Charge is determined by multiplying the percentage corresponding to the Payment Year times the amount of each purchase payment withdrawal.

Regularly scheduled Income Payments are never subject to a Payout Withdrawal Charge.


Payout Terms and Conditions The income payments are subject to the following terms and conditions:

# If the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, we reserve the right to:

     9    change the  payment  frequency  to make the payment at least $20; or

     9 terminate the Contract and pay you the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes in a lump sum.

# If we do not receive a written choice of an Income Plan from you at least 30 days before the Payout Start Date, the Income Plan will be life income with guaranteed payments for 120 months.

# If you choose an Income Plan which depends on any person's life, we may require:

     9    proof of age and sex before income payments begin; and

     9 proof that the Annuitant or joint Annuitant is still alive before we make each payment.

# After the Payout Start Date, a new Income Plan may not be selected nor may amounts be reallocated to a different Income Plan.

# After the Payout Start Date, withdrawals cannot be made unless income payments are being made under Income Plan 3.

# If any Owner dies during the Payout Phase, the remaining income payments will be paid to the successor Owner as scheduled.



--------------------------------------------------------------------------------

INCOME PAYMENT TABLES
--------------------------------------------------------------------------------


The initial income payment will be at least the amount based on the adjusted age of the Annuitant(s) and the tables below, less any federal income taxes which are withheld. The adjusted age is the actual age of the Annuitant(s) on the Payout Start Date reduced by one year for each six full years between January 1, 2000 and the Payout Start Date. Income payments for ages and guaranteed payment periods not shown below will be determined on a basis consistent with that used to determine those that are shown. The Income Payment Tables shown are based on 3.0% interest and the Annuity 2000 Mortality Tables.


Income Plan 1 - Life Income with Guaranteed Payments for 120 Months
================================================================================

                           Monthly Income Payment for each $1,000 Applied to this Income Plan
----------------------------------------------------------------------------------------------------------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

 Annuitant's                                 Annuitant's                             Annuitant's
   Adjusted           Male     Female         Adjusted        Male     Female         Adjusted        Male    Female
      Age                                        Age                                     Age
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

       35             $3.34     $3.22             49          $3.99    $3.76              63          $5.23    $4.84
       36               3.38      3.24            50            4.05     3.81             64            5.35     4.95
       37               3.41      3.27            51            4.11     3.87             65            5.49     5.07
       38               3.45      3.30            52            4.18     3.93             66            5.62     5.20
       39               3.49      3.34            53            4.26     3.99             67            5.77     5.33
       40               3.53      3.37            54            4.33     4.06             68            5.92     5.47
       41               3.57      3.41            55            4.41     4.13             69            6.07     5.62
       42               3.62      3.44            56            4.50     4.20             70            6.23
       43               3.66      3.48            57            4.58     4.28             71        5.78
       44               3.71      3.52            58            4.68     4.36             72        6.39     5.94
       45               3.76      3.57            59            4.78     4.45             73            6.56     6.11
       46               3.81      3.61            60            4.88     4.54             74            6.73     6.29
       47               3.87      3.66            61            4.99     4.63             75            6.90     6.48
       48               3.93      3.71            62            5.11     4.73                           7.08     6.67
=================== ====================== ================ ====================== ================ ========================








Income Plan 2 - Joint and Survivor Life Income with Guaranteed Payments for 120 Months
==============================================================================================================================

                            Monthly Income Payment for each $1,000 Applied to this Income Plan
------------------------------------------------------------------------------------------------------------------------------
-------------------- ---------------------------------------------------------------------------------------------------------

                     Female Annuitant's Adjusted Age
-------------------- ---------------------------------------------------------------------------------------------------------
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------

      Male
   Annuitant's          35         40        45          50         55           60         65           70         75
    Adjusted
       Age
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------
-------------------- ---------- ---------- ---------- ---------- ----------- ---------- ------------ ----------- -------------

       35            $3.06      $3.12      $3.17      $3.22      $3.26       $3.28      $3.31        $3.32       $3.33
       40              3.10       3.18       3.26       3.32       3.38        3.43       3.46         3.49        3.51
       45              3.13       3.23       3.33       3.43       3.52        3.59       3.65         3.69        3.72
       50              3.16       3.27       3.40       3.53       3.65        3.76       3.86         3.93        3.98
       55              3.18       3.30       3.45       3.61       3.77        3.94       4.08         4.20        4.29
       60              3.19       3.33       3.49       3.68       3.88                   4.31         4.51        4.66
       65              3.20       3.34       3.52       3.73       3.97      4.10         4.54         4.83        5.08
       70              3.21       3.35       3.54       3.76       4.03      4.24         4.73         5.13        5.52
       75              3.21       3.36       3.55       3.78       4.07        4.36       4.87         5.38        5.92
                                                                               4.44
==================== ========== ========== ========== ========== =========== ========== ============ =========== =============



Income Plan 3 - Guaranteed Number of Payments
================================= ==============================================

                                  Monthly Income Payment for each
    Specified Period              $1,000 Applied to this Income Plan
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------

        10 Years                                    $9.61
        11 Years                                     8.86
        12 Years                                     8.24
        13 Years                                     7.71
        14 Years                                     7.26
        15 Years                                     6.87
        16 Years                                     6.53
        17 Years                                     6.23
        18 Years                                     5.96
        19 Years                                     5.73
        20 Years                                     5.51
================================= ==============================================



--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------


The Entire Contract The entire contract consists of this Contract, any written applications, and any Contract endorsements and riders.

All statements made in written applications are representations and not warranties. No statement will be used by us in defense of a claim or to void the Contract unless it is included in a written application. If your Contract is voided, you will receive any purchase payments allocated to the Variable Account, adjusted to reflect investment gain or loss from the date of allocation to the date the Contract is voided, plus any purchase payments allocated to the Fixed Account Options, less any withdrawals.

Only our officers may change the Contract or waive a right or requirement. No other individual may do this.

We may not modify this Contract without your signed consent, except to make it comply with any changes in the Internal Revenue Code or as required by any other applicable law.


Incontestability We will not contest the validity of this Contract after the issue date.


Misstatement of Age or Sex If any age or sex has been misstated, we will pay the amounts which would have been paid at the correct age and sex.

If we find the misstatement of age or sex after the income payments begin, we will:

# pay all amounts underpaid including interest calculated at an effective annual rate of 6%; or

# stop payments until the total income payments made are equal to the total amounts that would have been made if the correct age and sex had been used.


Annual Statement At least once a year, prior to the Payout Start Date, we will send you a statement containing Contract Value information. We will provide you with Contract Value information at any time upon request. The information presented will comply with any applicable law.


Settlements We may require that this Contract be returned to us prior to any settlement. We must receive due proof of death of the Owner or Annuitant prior to settlement of a death claim.

Any full withdrawal or death benefit under this Contract will not be less than the minimum benefits required by any statute of the state in which the Contract is delivered.


Deferment of Payments We will pay any amounts due from the Variable Account under this Contract within seven days, unless:

# the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on such Exchange is restricted;

#    an emergency  exists as defined by the Securities and Exchange  Commission;
     or

# the Securities and Exchange Commission permits delay for the protection of Contract holders.

We reserve the right to postpone payments or transfers from the Fixed Account Options for up to six months. If we elect to postpone payments or transfers from the Fixed Account Options for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date the payment or transfer request is received by us to the date the payment or transfer is made.


Variable Account Modifications We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the mutual fund portfolio shares underlying the Sub-accounts of the Variable Account. We will not substitute any shares attributable to your interest in a Sub-account of the Variable Account without notice to you and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940, as amended.

We reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in shares of another mutual fund. You may then instruct us to allocate purchase payments or transfers to such Sub-accounts, subject to any terms set by us or the mutual fund. We reserve the right to limit the availability of funds for this Contract.

In the event of any such substitution or change, we may by endorsement, make such changes as may be necessary or appropriate to reflect such substitution or change.

If we deem it to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the Investment Company Act of 1940, as amended, or it may be deregistered under such Act in the event such registration is no longer required.

                                     Page 2
                                     GLMU147
                                 Glenbrook Life
                              and Annuity Company
                                A Stock Company

        Headquarters: 3100 Sanders Road, Northbrook, Illinois 60062-7154


Flexible Premium Deferred Variable Annuity Contract

This Contract is issued to the Owner in consideration of the initial purchase payment. Glenbrook Life and Annuity Company will pay the benefits of this Contract, subject to its terms and conditions.

Throughout this Contract, "you" and "your" refer to the Contract owner(s). "We", "us "and" our" refer to Glenbrook Life and Annuity Company.

Contract Summary
This flexible premium deferred variable annuity provides a cash withdrawal benefit, a death benefit, and a settlement value during the Accumulation Phase and periodic income payments beginning on the Payout Start Date during the Payout Phase.

The dollar amount of income payments or other values provided by this Contract, when based on the investment experience of the Variable Account, will vary to reflect the performance of the Variable Account. For amounts in the Guaranteed Maturity Fixed Account, the withdrawal benefit, the settlement value, transfers to other sub-accounts and any periodic income payments may be subject to a Market Value Adjustment which may result in an upward or downward adjustment of the amount distributed.

This Contract does not pay dividends.

The tax status of this Contract as it applies to the Owner should be reviewed each year.

PLEASE READ YOUR CONTRACT CAREFULLY.

This is a legal Contract between the Contract Owner(s) and Glenbrook Life and Annuity Company.

Return Privilege
Upon written request we will provide you with factual information regarding the benefits and provisions contained in this Contract. If you are not satisfied with this Contract for any reason, you may return it to us or our agent within 20 days after you receive it. We will refund any purchase payments allocated to the Variable Account, adjusted to reflect investment gain or loss from the date of allocation through the date of cancellation, plus any purchase payments allocated to the Fixed Account. (Where required by state law, we will refund any purchase payments.) If this Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

If you have any questions about your Glenbrook Life variable annuity, please contact Glenbrook Life at (800) 776-6978.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED][GRAPHIC OMITTED]
--------------------------------------------------------------------------------



 Secretary                                  Chairman and Chief Executive Officer


                   Flexible Premium Deferred Variable Annuity

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE PERSONS INVOLVED...........................................................4

ACCUMULATION PHASE.............................................................5

PAYOUT PHASE..................................................................14

INCOME PAYMENT TABLES.........................................................17

GENERAL PROVISIONS............................................................18




DPGM147

--------------------------------------------------------------------------------

ANNUITY DATA
--------------------------------------------------------------------------------

CONTRACT NUMBER:.......................................................444444444

ISSUE DATE:..........................................................May 1, 2001

INITIAL PURCHASE PAYMENT:.............................................$10,000.00
                                                                             IRA
INITIAL ALLOCATION OF PURCHASE PAYMENT:

                                                                       ALLOCATED
                                                                        AMOUNT (%)
VARIABLE SUB-ACCOUNTS
        Fund Manager Sub-account A                            10%
        Fund Manager Sub-account B                            10%
        Fund Manager Sub-account C                            10%
        Fund Manager Sub-account D                            10%

                                                                                CURRENT          RATE
                                                          ALLOCATED    ANNUALIZED       GUARANTEED
                                                          AMOUNT (%)   INTEREST RATE    THROUGH

GUARANTEED MATURITY FIXED ACCOUNTS
          1 Year Guarantee Period                    10%                        4.25%            05/01/2002
          3 Year Guarantee Period                    10%                        4.75%            05/01/2004
          5 Year Guarantee Period                    10%                        5.25%            05/01/2006
          7 Year Guarantee Period                    10%                        5.50%            05/01/2008
        10 Year Guarantee Period                     10%                        5.75%            05/01/2011

SIX-MONTH DOLLAR COST AVERAGING FIXED ACCOUNT
                                                              5%                        4.50%             11/01/2001

TWELVE-MONTH DOLLAR COST AVERAGING FIXED ACCOUNT
                                                              5%                        5.00%             05/01/2002

MINIMUM GUARANTEED RATE
       Fixed Account Options:..............................................3.00%

PAYOUT START DATE:...................................................May 1, 2056
        (The date annuity payments are anticipated to begin)

OWNER:..................................................................John Doe

ANNUITANT:..............................................................John Doe
       AGE AT ISSUE:..........................................................35
       SEX:.................................................................Male

BENEFICIARY                                 RELATIONSHIP TO OWNER              PERCENTAGE
Jane Doe                                             Wife                                                 100%

CONTINGENT BENEFICIARY             RELATIONSHIP TO OWNER                       PERCENTAGE
Susan Doe                                                     Daughter                                     100%


                                     Page 6
     GLMU147

--------------------------------------------------------------------------------

THE PERSONS INVOLVED
--------------------------------------------------------------------------------


Owner The person named at the time of application is the Owner of this Contract unless subsequently changed. As Owner, you will receive any periodic income payments, unless you have directed us to pay them to someone else. The Contract cannot be jointly owned by both a non-living person and a living person.

You may exercise all rights stated in this Contract, subject to the rights of any irrevocable Beneficiary.

You may change the Owner at any time by written notice in a form satisfactory to us. If the Owner is a living person, you may change the Annuitant prior to the Payout Start Date by written notice in a form satisfactory to us. Once we accept a change, the change will take effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. We are bound by an assignment only if it is signed by the assignor and filed with us. We are not responsible for the validity of an assignment.

If the sole surviving Owner dies prior to the Payout Start Date, the Beneficiary becomes the new Owner. If the sole surviving Owner dies after the Payout Start Date, the Beneficiary becomes the new Owner as described in the Beneficiary provision and will receive any subsequent guaranteed income payments.

If more than one person is designated as Owner:

# Owner as used in this Contract refers to all people named as Owners, unless otherwise indicated;

#    any request to exercise ownership rights must be signed by all Owners; and

# on the death of any person who is an Owner, the surviving person(s) named as Owner will continue as Owner.


Annuitant The Annuitant is the person named on the Annuity Data Page, but may be changed by the Owner, as described above. The Annuitant must be a living person. If the Owner of the Contract is a grantor trust, then the Annuitant must be the oldest grantor. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

#    the youngest Owner; otherwise,

#    the youngest Beneficiary.

Beneficiary The Beneficiary is the person(s) named on the Annuity Data Page unless later changed by the Owner. The Primary Beneficiary is the Beneficiary(ies) who is first entitled to receive benefits under the Contract upon the death of the sole surviving Owner. The Contingent Beneficiary is the Beneficiary(ies) entitled to receive benefits under the Contract when all Primary Beneficiary(ies) predecease the Owner(s).

You may change or add Beneficiaries at any time by written notice in a form satisfactory to us, unless you have designated an irrevocable Beneficiary. You may restrict income payments to Beneficiaries by written notice in a form satisfactory to us. Once we accept the request, the change or restriction, will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept it.

#    Benefits Payable to Beneficiaries

     9 If the sole surviving Owner dies after the Payout Start Date, the Beneficiary(ies) will receive any guaranteed income payments scheduled to continue.

     9    If the sole surviving Owner dies before the Payout Start Date, the Beneficiary(ies) may elect to receive a Death Benefit or become the new Owner.

#    Order of Payment of Benefits

As described above under Benefits Payable to Beneficiaries, Beneficiary(ies) will receive any guaranteed income payments scheduled to continue, or the right to elect to receive a Death Benefit or become the new Owner, in the following order of classes:

     9    Primary Beneficiary

          Upon the death of the sole surviving Owner before the Payout Start Date, the Primary Beneficiary(ies), if living, will have the right to elect to receive a Death Benefit or become the new Owner with rights as defined in the Death of Owner provision. Upon the death of the sole surviving Owner after the Payout Start Date, Primary Beneficiary(ies), if living, will receive the guaranteed income payments scheduled to continue.

     9    Contingent Beneficiary

          Before the Payout Start Date the Contingent Beneficiary, if living, will have the right to elect to receive a Death Benefit or become the new Owner with rights as defined in the Death of Owner provision upon the death of the Owner if all Primary Beneficiaries die before the sole surviving Owner. After the Payout Start Date the Contingent Beneficiary, if living, will receive the guaranteed income payments scheduled to continue upon the death of the Owner if all Primary Beneficiaries die before the sole surviving Owner.

If none of the named Beneficiaries are living when the sole surviving Owner dies, or if a Beneficiary has not been named, the new Beneficiary will be:

#    your spouse, or if he or she is no longer living,

#    your surviving children equally, or if you have no surviving children,

#    your estate.

Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries



--------------------------------------------------------------------------------

ACCUMULATION PHASE
--------------------------------------------------------------------------------


Accumulation Phase Defined The "Accumulation Phase" is the first of two phases during your Contract. The Accumulation Phase begins on the issue date stated on the Annuity Data Page. This phase will continue until the Payout Start Date unless this Contract is terminated before that date.


Contract Year The one year period beginning on the issue date and on each anniversary of the issue date.

Purchase Payments The initial payment is shown on the Annuity Data Page. You may make subsequent purchase payments during the Accumulation Phase. We may limit the amount of each purchase payment that we will accept to a minimum of $500 and a maximum of $1,000,000. We may limit your ability to make subsequent purchase payments in order to comply with the laws of the state where this Contract is delivered. We will invest the purchase payments in the Investment Alternatives you select. You may allocate any portion of your purchase payment in whole percents from 0% to 100% or in exact dollar amounts to any of the Investment Alternatives. The total allocation must equal 100%.

The allocation of the initial purchase payment is shown on the Annuity Data Page. Allocation of each subsequent purchase payment will be the same as the allocation for the most recent purchase payment unless you change the allocation. You may change the allocation of subsequent purchase payments at any time, without charge, simply by giving us written notice. Any change will be effective at the time we receive the notice.


Initial Purchase Payment Allocation If the Return Privilege provision requires us to refund purchase payments, then during the Return Privilege period, we reserve the right to invest any purchase payments you allocated to the Variable Account to a Money Market Variable Sub-account available under this Contract. We will notify you if we do so. At the end of the Return Privilege period, the amount in the Money Market Variable Sub-account will be allocated to the Variable Account as originally designated by you. This allocation will not be considered a transfer.


Investment Alternatives Investment Alternatives are the Sub-accounts of the Variable Account, the Six-Month Dollar Cost Averaging Fixed Account, the Twelve-Month Dollar Cost Averaging Fixed Account, and the Guarantee Periods of the Guaranteed Maturity Fixed Account shown on the application. We may offer additional Sub-accounts of the Variable Account at our discretion. We reserve the right to limit the availability of the Investment Alternatives.


Variable Account The "Variable Account" for this Contract is the Glenbrook Life and Annuity Company Separate Account A. This account is a separate investment account to which we allocate assets contributed under this and certain other Contracts. The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the account without regard to our other income, gains or losses.


Variable Sub-accounts The Variable Account is divided into Sub-accounts. Each Sub-account invests solely in the shares of the mutual fund underlying that Sub-account.


Fixed Account Options The Fixed Account Options are the Six-Month Dollar Cost Averaging Fixed Account, the Twelve-Month Dollar Cost Averaging Fixed Account, and the Guarantee Periods of the Guaranteed Maturity Fixed Account.

Six-Month Dollar Cost Averaging Fixed Account Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation to the Six-Month Dollar Cost Averaging Fixed Account. Each purchase payment in the Six-Month Dollar Cost Averaging Fixed Account must be at least $500. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to Sub-accounts of the Variable Account according to your current allocation instructions in equal monthly installments within the selected transfer period. You may select a transfer period of no more than 6 months. If you discontinue the Dollar Cost Averaging program before the end of the transfer period, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will be transferred to the Money Market Variable Sub-account unless you request a different Investment Alternative. At the end of the transfer period, any residual amount will be automatically transferred to the Money Market Variable Sub-account. No amount may be transferred into the Six-Month Dollar Cost Averaging Fixed Account.

For each purchase payment, the first transfer from the Six-Month Dollar Cost Averaging Fixed Account must begin the next business day after the date payment is received. If we do not receive an allocation instruction from you when payment is received, the payment plus associated interest will be transferred to the Money Market Variable Sub-account in equal monthly installments within the selected transfer period until we have received a different allocation instruction.


Twelve-Month Dollar Cost Averaging Fixed Account Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation to the Twelve-Month Dollar Cost Averaging Fixed Account. Each purchase payment in the Twelve-Month Dollar Cost Averaging Fixed Account must be at least $500. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to Sub-accounts of the Variable Account according to your current allocation instructions in equal monthly installments within the selected transfer period. You may select a transfer period of no more than 12 months. If you discontinue the Dollar Cost Averaging program before the end of the transfer period, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will be transferred to the Money Market Variable Sub-account unless you request a different Investment Alternative. At the end of the transfer period, any residual amount will be automatically transferred to the Money Market Variable Sub-account. No amount may be transferred into the Twelve-Month Dollar Cost Averaging Fixed Account.

For each purchase payment, the first transfer from the Twelve-Month Dollar Cost Averaging Fixed Account must begin the next business day after payment is received. If we do not receive an allocation instruction from you when payment is received, the payment plus associated interest will be transferred to the Money Market Variable Sub-account in equal monthly installments within the selected transfer period until we have received a different allocation instruction.



Guaranteed Maturity Fixed Account The Guaranteed Maturity Fixed Account is divided into Guarantee Periods. A Guarantee Period is identified by the date the Guarantee Period begins and the duration of the Guarantee Period. You create a Guarantee Period when:

#    you make a purchase payment; or

#    you select a new Guarantee Period after the prior Guarantee Period expires;
     or

# you transfer an amount from an existing Sub-account of the Variable Account, from another Guarantee Period of the Guaranteed Maturity Fixed Account, or from any Fixed Account Option.

You must select the Guarantee Period for all purchase payments and transfers allocated to the Guaranteed Maturity Fixed Account. Each purchase payment or transfer into the Guaranteed Maturity Fixed Account must be at least $500. If you do not select a Guarantee Period for a purchase payment or transfer, we will assign the same period(s) as used for the most recent purchase payment. Guarantee Periods are offered at our discretion and may range from one to ten years. We may change the Guarantee Periods available for future purchase payments or transfers allocated to the Guaranteed Maturity Fixed Account.

We will mail you a notice prior to the expiration of each Guarantee Period outlining the options available at the end of the Guarantee Period. At the end of a Guarantee Period, we will automatically renew the Guarantee Period value to a Guarantee Period of the same duration to be established on the day the previous Guarantee Period expired. During the 30 day period after a Guarantee Period expires you may:

# take no action and we will automatically apply the Guarantee Period value to a Guarantee Period of the same duration as the Guarantee Period that just expired to be established on the day the previous Guarantee Period expired; or

# notify us to apply the Guarantee Period value to a new Guarantee Period(s) to be established on the day we received the notification; or

# notify us to apply the Guarantee Period value to any Sub-account of the Variable Account on the day we receive the notification; or

# receive a portion of the Guarantee Period value or the entire Guarantee Period value through a partial or full withdrawal. A Withdrawal Charge and any applicable taxes may apply. In this case, the amount withdrawn will be deemed to have been withdrawn on the day we received notification.

No Market Value Adjustments will apply during the 30 day period after a Guarantee Period expires.


Crediting Interest We credit interest daily to money allocated to the Fixed Account Options. Interest compounds over one year at the current annualized interest rates we are offering when the money is allocated. The current annualized interest rate will remain unchanged until the end of the Guarantee Period. When a Guarantee Period expires and a new Guarantee Period is established, we will credit interest at the current rate we are offering when the new Guarantee Period is established. The annualized interest rate for any Fixed Account Option will never be less than 3%.

We will credit interest to subsequent purchase payments allocated to any Fixed Account Options from the date we receive them at the rate that we are offering at that time. We will credit interest to transfers to a Guarantee Period of the Guaranteed Maturity Fixed Account from the date the transfer is made at the rate that we are offering at that time.


Transfers Prior to the Payout Start Date, you may transfer amounts between Investment Alternatives. You may make 12 transfers per Contract Year without charge. Each transfer after the 12th in any Contract Year may be assessed a $25 transfer fee. Multiple transfers on a single trading day are considered a single transfer.

Transfers are subject to the following restrictions:

# No amount may be transferred into the Six-Month Dollar Cost Averaging Fixed Account or the Twelve-Month Dollar Cost Averaging Fixed Account.

# At the end of the transfer period, any residual amount in the Six-Month Dollar Cost Averaging Fixed Account or the Twelve-Month Dollar Cost Averaging Fixed Account will be automatically transferred to the Money Market Variable Sub-account.

# The minimum amount that may be transferred into a Guarantee Period of the Guaranteed Maturity Fixed Account is $500.

# Any transfer from a Guarantee Period of the Guaranteed Maturity Fixed Account will be subject to a Market Value Adjustment unless the transfer occurs during the 30 day period after the Guarantee Period expires.

# We reserve the right to limit the number of transfers among the Variable Sub-accounts in any Contract Year or to refuse any transfer request for an Owner or certain Owners if, in our sole discretion:

     9 We believe that excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds or would be to the disadvantage of other Contract Owners; or

          9 We are informed by one or more of the underlying mutual funds that the purchase of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

Such restrictions may be applied in any manner which is reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of the other Contract Owners.

We reserve the right to waive the transfer fees and restrictions contained in this Contract.


Contract Value Your "Contract Value" is equal to the sum of:

# the number of Accumulation Units you hold in each Sub-account of the Variable Account multiplied by the Accumulation Unit Value for that Sub-account on the most recent Valuation Date; plus

# the total value you have in the Six-Month Dollar Cost Averaging Fixed Account and the Twelve-Month Dollar Cost Averaging Fixed Account; plus

#    the  sum of  Guarantee  Period  values  in the  Guaranteed  Maturity  Fixed
     Account.


Accumulation Units and Accumulation Unit Value Amounts which you allocate to a Sub-account of the Variable Account are used to purchase Accumulation Units in that Sub-account. The Accumulation Unit Value for each Sub-account on the date an amount is allocated to the Sub-account is the number used to determine the number of Accumulation Units. Accumulation Unit Values at the end of any subsequent Valuation Periods are calculated by multiplying the Accumulation Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor for the Valuation Period. The Accumulation Unit Values may increase or decrease.

Accumulation Unit Value is determined Monday through Friday on each day that the New York Stock Exchange is open for business. A Variable Account Accumulation Unit Value is determined for each Sub-account. The Accumulation Unit Value for each Sub-account will vary with the price of a share in the portfolio the Sub-account invests in, and in accordance with the Mortality and Expense Risk Charge, Administrative Expense Charge, and any provision for taxes.

Assessment of Withdrawal Charges and transfers are done separately for each Contract. They are made by redemption of Accumulation Units and do not affect Accumulation Unit Value.

Additions or transfers to a Sub-account of the Variable Account will increase the number of Accumulation Units for that Sub-account. Withdrawals or transfers from a Sub-account of the Variable Account will decrease the number of Accumulation Units for that Sub-account.


Valuation Period and Valuation Date A "Valuation Period" is the time interval between the closing of the New York Stock Exchange on consecutive Valuation Dates. A "Valuation Date" is any date the New York Stock Exchange is open for trading.


Net Investment Factor For each Variable Sub-account, the "Net Investment Factor" for a Valuation Period is equal to:

#    The sum of:

     9 the net asset value per share of the mutual fund portfolio underlying the sub-account determined at the end of the current Valuation Period, plus

     9 the per share amount of any dividend or capital gain distributions made by the mutual fund portfolio underlying the subaccount during the current Valuation Period.

# Divided by the net asset value per share of the mutual fund portfolio underlying the sub-account determined as of the end of the immediately preceding Valuation Period.

# The result is reduced by the Mortality and Expense Risk Charge and the Administrative Expense Charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease, or remain the same.


Charges The charges for this Contract include Administrative Expense Charges, Mortality and Expense Risk Charges, transfer charges, and applicable taxes. If withdrawals are made, the Contract may also be subject to Withdrawal Charges and Market Value Adjustments.


Administrative Expense Charge The annualized Administrative Expense Charge will never be greater than 0.10% of the Variable Account value. (See Accumulation Units and Accumulation Unit Value and Net Investment Factor for a description of how this charge is applied.)


Mortality and Expense Risk Charge The annualized Mortality and Expense Risk Charge will never be greater than 1.35% of the Variable Account value. (See Accumulation Units and Accumulation Unit Value and Net Investment Factor for a description of how this charge is applied.)

Our actual mortality and expense experience will not adversely affect the dollar amount of variable benefits or other contractual payments or values under this Contract.


Taxes Any premium tax relating to this Contract may be deducted from purchase payments or the Contract Value when the tax is incurred or at a later time.


Withdrawal You have the right, subject to the restrictions and charges described in this Contract, to withdraw part or all of your Contract Value at any time during the Accumulation Phase. A withdrawal must be at least $50. If any withdrawal reduces the Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value. If you withdraw the entire Contract Value, the Contract will terminate.

You must specify the Investment Alternative(s) from which you wish to make a withdrawal. When you make a withdrawal, your Contract Value will be reduced by a withdrawal amount equal to the amount paid to you adjusted by any applicable Withdrawal Charge, Market Value Adjustment, and taxes.

Any Withdrawal Charge or Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Free Withdrawal Amount Each Contract Year the Free Withdrawal Amount is equal to the greater of 15% of the amount of purchase payments, or 15% of the Contract Value as of the beginning of that Contract Year. Each Contract Year you may withdraw the Free Withdrawal Amount without any Withdrawal Charge; however, the amount withdrawn, may be subject to a Market Value Adjustment. Each Contract Year begins on the anniversary of the date the Contract was established. Any Free Withdrawal Amount which is not withdrawn in a year may not be carried over to increase the Free Withdrawal Amount in a subsequent year. The Free Withdrawal Amount is only applicable during the Accumulation Phase of the Contract.

Withdrawal Charge To determine the Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When all purchase payments have been withdrawn, additional withdrawals will not be assessed a Withdrawal Charge.

Withdrawals in excess of the Free Withdrawal Amount will be subject to a Withdrawal Charge as follows:

                Payment Year:             1        2        3        4 and Later

                Percentage:               7%       6%       6%       0%

For each purchase payment withdrawal, the "Payment Year" in the table is measured from the date we received the purchase payment. The Withdrawal Charge is determined by multiplying the percentage corresponding to the Payment Year times that part of each purchase payment withdrawal that is in excess of the Free Withdrawal Amount.


Market Value Adjustment Activities in a Guarantee Period of the Guaranteed Maturity Fixed Account that may be subject to a Market Value Adjustment are withdrawals, transfers, death benefits, and amounts applied to an income plan. An activity will be subject to a Market Value Adjustment unless it occurs during the 30 day period after a Guarantee Period expires.

A Market Value Adjustment is an increase or decrease in the amount reflecting changes in the level of interest rates since the Guarantee Period was established. As used in this provision, "Treasury Rate" means the U. S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release
H.15. The Market Value Adjustment is based on the following:

         I = the Treasury Rate for a maturity equal to the Guarantee Period duration for the week preceding the establishment of the Guarantee Period;

         J = the Treasury Rate for a maturity equal to the Guarantee Period duration for the week preceding the receipt of the withdrawal request, death benefit request, transfer request, or Income Payment request;

         N = the number of whole and partial years from the date we receive the withdrawal, transfer, or Death Benefit request, or from the Payout Start Date, to the end of the Guarantee Period;

An adjustment factor is determined from the following formula:

                           .9 x {I - (J + .0025)} x N

The amount subject to a Market Value Adjustment that is deducted from a Guarantee Period of the Guaranteed Maturity Fixed Account is multiplied by the adjustment factor to determine the amount of the Market Value Adjustment.

Any Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Death of Owner If you die prior to the Payout Start Date, the new Owner will be the surviving Owner. If there is no surviving Owner, the new Owner will be the Beneficiary(ies) as described in the Beneficiary provision. The new Owner will have the options described below; except that if the new Owner took ownership as the Beneficiary, the new Owner's options will be subject to any restrictions previously placed upon the Beneficiary.

1.   If the sole new Owner is your spouse:

     a. Your spouse may elect, within 180 days of the date of your death, to receive the Death Benefit described below in a lump sum.

     b. Your spouse may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

          i.   over the life of your spouse; or

          ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

          iii. Over the life of your spouse with a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse.

     c. If your spouse does not elect one of the options above, then the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

# If we receive a complete request for settlement of the death benefit from your spouse within 180 days of the date of your death, then the Contract is continued with your spouse as Owner. The Contract Value of the continued Contract will be the Death Benefit as determined at the end of the Valuation Period during which we received the complete request for settlement of the death benefit. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Benefit amount over the Contract Value will be allocated to the Sub-accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the death benefit, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

`    9 transfer all or a portion of the excess among the Variable Sub-accounts;

     9 transfer all or a portion of the excess into the Guarantee Maturity Fixed Account and begin a new Guarantee Period; or

     9 transfer all or a portion of the excess into a combination of Variable Sub-accounts and the Guarantee Maturity Fixed Account.

          Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

                  # If we do not receive a complete request for settlement of the death benefit from your spouse within 180 days of the date of your death, the Contract Value will not be adjusted to the Death Benefit on the date the Contract is continued.

                  # The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge or Market Value Adjustment.
 .
                  # Prior to the Payout Start Date, the Death Benefit of the continued Contract will be as defined in the Death Benefit provision.

                    # Only one spousal continuation is allowed under this Contract.

2. If the new Owner is not your spouse but is a living person, then this new Owner has the following options:

     a. The new Owner may elect, within 180 days of the date of your death, to receive the Death Benefit described below in a lump sum.

     b. The new Owner may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

          i.   over the life of the new Owner; or

          ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Owner; or

          iii. over the life of the new Owner with a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Owner.

          c. The new Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

3.   If the new Owner is a corporation or other non-living person:

          a. The non-living new Owner may elect, within 180 days of your death, to receive the Death Benefit in a lump sum.

          b. The non-living new Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

If any new Owner is a non-living person, all new Owners will be considered to be non-living persons for the above purposes.

If the new Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the new Owner on or before the mandatory distribution date 5 years after your date of death. Under any of these options, all ownership rights subject to any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend, on a non-discriminatory basis, the period of time in which we will use the Death Benefit rather than the Settlement Value to determine the payment amount. The death benefit will be at least as high as the Settlement Value. This right applies only to the amount payable as death benefit proceeds and in no way restricts when a claim may be filed.


Death of Annuitant If the Annuitant who is not also the Owner dies prior to the Payout Start Date, the Owner must elect an applicable option listed below.

1. If the Owner is a living person, then the Contract will continue with a new Annuitant as described in the Annuitant provision above.

2.   If the Owner is a non-living Person:

     a. The Owner may elect, within 180 days of the Annuitant's date of death, to receive the Death Benefit in a lump sum; or

     b. The Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death.

If the non-living Owner does not make one of the above described elections, the Settlement Value must be withdrawn on or before the mandatory distribution date 5 years after the Annuitant's death.

Under any of these options, all ownership rights are available to the non-living Owner from the date of the Annuitant's death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend, on a non-discriminatory basis, the period of time in which we will use the Death Benefit rather than the Settlement Value to determine the payment amount. The death benefit will be at least as high as the Settlement Value. This right applies only to the amount payable as death benefit proceeds and in no way restricts when a claim may be filed.


Death Benefit Prior to the Payout Start Date, the Death Benefit is equal to the greatest of:

# the sum of all purchase payments reduced by an adjustment for any withdrawals, as defined below; or

#    the Contract Value as of the date we determine the Death Benefit; or

#    the Settlement Value as of date we determine the Death Benefit; or

# the greatest of the Contract Values on the current or any previous Death Benefit Anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any withdrawals, as defined below, made since that Death Benefit Anniversary.

Death Benefit Anniversaries occur every 7th Contract anniversary until the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person. For example, the 7th, 14th and 21st Contract anniversaries are the first three Death Benefit Anniversaries. The Contract anniversary immediately following the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person, will also be a Death Benefit Anniversary and is the final Death Benefit Anniversary.

The withdrawal adjustment is equal to (a) divided by (b) and the result multiplied by (c) where:

         (a)      is the withdrawal amount.
         (b)      is the Contract Value immediately prior to the withdrawal.
         (c) is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Death Benefit Anniversary, or the sum of all purchase payments adjusted for any prior withdrawals, as applicable.

We will determine the value of the death benefit as of the end of the Valuation Period during which we receive a complete request for settlement of the death benefit. A complete request includes due proof of death.


Settlement Value The Settlement Value is the same amount that would be paid in the event of withdrawal of the Contract Value. We will calculate the Settlement Value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death.



--------------------------------------------------------------------------------

PAYOUT PHASE
--------------------------------------------------------------------------------


Payout Phase Defined The "Payout Phase" is the second of the two phases during your Contract. During this phase the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to the Income Plan you choose and is paid out as provided in that plan.

The Payout Phase begins on the Payout Start Date. It continues until we make the last payment as provided by the Income Plan chosen.

Payout Start Date The "Payout Start Date" is the date the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to an Income Plan. The anticipated Payout Start Date is shown on the Annuity Data Page. You may change the Payout Start Date by writing to us at least 30 days prior to this date.

The Payout Start Date must be at least 30 days after the Issue Date, and occur on or before the later of:

#        the Annuitant's 90th birthday; or

#        the 10th anniversary of this Contract's issue date.


Income Plans An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. The Contract Value on the Payout Start Date adjusted by any Market Value Adjustment and less any applicable taxes, will be applied to your Income Plan choice from the following list. You may choose more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value (adjusted by any Market Value Adjustment and less any applicable taxes) should be allocated to each Income Plan.

1. Life Income with Guaranteed Payments We will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments. If the Annuitant is age 90 or older, a minimum of 60 months of guaranteed payments applies.

2. Joint and Survivor Life Income with Guaranteed Payments We will make payments for as long as either the Annuitant or joint Annuitant, named at the time of Income Plan selection, lives. If both the Annuitant and the joint Annuitant die before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments. If the Annuitant is age 90 or older, a minimum of 60 months of guaranteed payments applies.

3. Guaranteed Number of Payments We will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The minimum number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third anniversary of the Contract issue date). The maximum number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600 months. Income Plan 3 offers a withdrawal option as defined under Payout Withdrawal. Income Payments under Income Plan 3 are subject to the following:

          9 You may request to modify the length of the payment period and the frequency of payments. You may make this change once each 365-day period. We reserve the right to limit the availability of such changes or to change the frequency of allowable changes without prior notice. If you elect to change the length of the payment period, the new payment period must be within the original maximum and minimum period you would have been permitted to select on your original Payout Start Date.

          9 If you change the length of your payment period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the guaranteed payment plan, as described under Payout Withdrawal. We will adjust the remaining guaranteed payments to equal what the computed present value would support based on those same assumptions and based on the revised guarantee period.

          9 Changes to either the frequency of payments or length of a guaranteed payment plan will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

          9 Any change in the frequency of payments takes effect on the next payment date.

We reserve the right to make other Income Plans available .


Income Payments Income payment amounts may vary based on any Sub-account of the Variable Account and/or may be fixed for the duration of the Income Plan. On the Payout Start Date, you may choose the portion of the Contract Value to be applied to Variable Amount Income Payments and the portion to be applied to Fixed Amount Income Payments. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to Variable Amount Income Payments and the remainder will be applied to Fixed Amount Income Payments. The method of calculating the initial payment is different for Variable Amount Income Payments and Fixed Amount Income Payments.


Variable Amount Income Payments The initial Variable Amount Income Payment is determined by applying the applicable portion of the Contract Value on the Payout Start Date, as described in the Income Payment Provision above, adjusted by any Market Value Adjustment and less any applicable premium tax, to the appropriate value for the selected Income Plan. The Income Plan value will be based on the Annuity 2000 Mortality Table and the Assumed Investment Rate. Subsequent income payments will vary depending on changes in the Annuity Unit Values for the Sub-accounts upon which the income payments are based. See the Income Payment Tables section for income payments for selected ages and income plans based on a 3% Assumed Investment Rate.

The portion of the initial income payment based upon a particular Variable Sub-account is determined by applying the chosen portion of the Contract Value for that Sub-account, adjusted by any Market Value Adjustment and less any applicable premium tax, to the appropriate Income Plan value described above. This portion of the initial income payment is divided by the Annuity Unit Value on the Payout Start Date for that Variable Sub-account to determine the number of Annuity Units from that Sub-account which will be used to determine subsequent income payments. Unless Annuity Transfers are made between Sub-accounts, each subsequent income payment from that Sub-account will be that number of Annuity Units times the Annuity Unit Value for the Sub-account for the Valuation Date on which the income payment is made.


Annuity Unit Value The Annuity Unit Value for each Sub-account of the Variable Account at the end of the Valuation Period coinciding with the Payout Start Date is the number used to determine the number of Annuity Units.

Annuity Unit Values at the end of subsequent Valuation Periods are calculated by:

# multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor during the period; and then

# dividing the result by 1.000 plus the Assumed Investment Rate for the period.


Assumed Investment Rate The Assumed Investment Rate is an effective annual rate of 3%. We reserve the right to offer other Assumed Investment Rates. The Assumed Investment Rate may not be changed after an Income Plan has been selected.


Fixed Amount Income Payments The Fixed Amount Income Payment is calculated by applying the portion of the applicable Contract Value on the Payout Start Date, as described in the Income Payment provision above, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the Income Payment Table selected or such other value as we are offering at that time. Fixed Amount Income Payments are fixed for the duration of the Income Plan.

Annuity Transfers After the Payout Start Date, you may transfer among the variable Sub-accounts. You may make up to 12 transfers per Contract year. No transfers may be made from the Fixed Amount Income Payment. Transfers from the Variable Amount Income Payment to the Fixed Amount Income Payment may be made only if Income Plan 3 has been chosen.


Payout Withdrawal You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their value, subject to a Payout Withdrawal Charge, by writing to us. For Variable Amount Income Payments, this value is equal to the present value of the Variable Amount Income Payments being terminated, calculated using a discount rate equal to the Assumed Investment Rate that was used in determining the initial variable payment. For Fixed Amount Income Payments, this value is equal to the present value of the Fixed Amount Income Payments being terminated, calculated using a discount rate equal to the Applicable Current Interest Rate. The Applicable Current Interest Rate is the rate we are using on the date we receive your payout withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be a least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the Value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the Investment Alternatives(s) from which you wish to make Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.


Payout Withdrawal Charge To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When all purchase payments have been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge as follows:

                  Payment Year:     1       2        3        4 and later

                  Percentage:       7%      6%       6%       0%

For each purchase payment withdrawal, the "Payment Year" in the table is measured from the date we received the purchase payment. The Payout Withdrawal Charge is determined by multiplying the percentage corresponding to the Payment Year times the amount of each purchase payment withdrawal.

Regularly scheduled Income Payments are never subject to a Payout Withdrawal Charge.


Payout Terms and Conditions The income payments are subject to the following terms and conditions:

# If the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, we reserve the right to:

     9    change the payment frequency to make the payment at least $20; or

     9 terminate the Contract and pay you the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes in a lump sum.

# If we do not receive a written choice of an Income Plan from you at least 30 days before the Payout Start Date, the Income Plan will be life income with guaranteed payments for 120 months.

# If you choose an Income Plan which depends on any person's life, we may require:

     9    proof of age and sex before income payments begin; and

     9 proof that the Annuitant or joint Annuitant is still alive before we make each payment.

# After the Payout Start Date, a new Income Plan may not be selected nor may amounts be reallocated to a different Income Plan.

# After the Payout Start Date, withdrawals cannot be made unless income payments are being made under Income Plan 3.

# If any Owner dies during the Payout Phase, the remaining income payments will be paid to the successor Owner as scheduled.



--------------------------------------------------------------------------------

INCOME PAYMENT TABLES
--------------------------------------------------------------------------------


The initial income payment will be at least the amount based on the adjusted age of the Annuitant(s) and the tables below, less any federal income taxes which are withheld. The adjusted age is the actual age of the Annuitant(s) on the Payout Start Date reduced by one year for each six full years between January 1, 2000 and the Payout Start Date. Income payments for ages and guaranteed payment periods not shown below will be determined on a basis consistent with that used to determine those that are shown. The Income Payment Tables shown are based on 3.0% interest and the Annuity 2000 Mortality Tables.


Income Plan 1 - Life Income with Guaranteed Payments for 120 Months
============================================================================================================================

                           Monthly Income Payment for each $1,000 Applied to this Income Plan
----------------------------------------------------------------------------------------------------------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

 Annuitant's                                 Annuitant's                             Annuitant's
   Adjusted           Male     Female         Adjusted        Male     Female         Adjusted        Male    Female
      Age                                        Age                                     Age
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

       35             $3.34     $3.22             49          $3.99    $3.76              63          $5.23    $4.84
       36               3.38      3.24            50            4.05     3.81             64            5.35     4.95
       37               3.41      3.27            51            4.11     3.87             65            5.49     5.07
       38               3.45      3.30            52            4.18     3.93             66            5.62     5.20
       39               3.49      3.34            53            4.26     3.99             67            5.77     5.33
       40               3.53      3.37            54            4.33     4.06             68            5.92     5.47
       41               3.57      3.41            55            4.41     4.13             69            6.07     5.62
       42               3.62      3.44            56            4.50     4.20             70            6.23
       43               3.66      3.48            57            4.58     4.28             71        5.78
       44               3.71      3.52            58            4.68     4.36             72        6.39     5.94
       45               3.76      3.57            59            4.78     4.45             73            6.56     6.11
       46               3.81      3.61            60            4.88     4.54             74            6.73     6.29
       47               3.87      3.66            61            4.99     4.63             75            6.90     6.48
       48               3.93      3.71            62            5.11     4.73                           7.08     6.67
=================== ====================== ================ ====================== ================ ========================














Income Plan 2 - Joint and Survivor Life Income with Guaranteed Payments for 120 Months
==============================================================================================================================

                            Monthly Income Payment for each $1,000 Applied to this Income Plan
------------------------------------------------------------------------------------------------------------------------------
-------------------- ---------------------------------------------------------------------------------------------------------

                     Female Annuitant's Adjusted Age
-------------------- ---------------------------------------------------------------------------------------------------------
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------

      Male
   Annuitant's          35         40        45          50         55           60         65           70         75
    Adjusted
       Age
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------
-------------------- ---------- ---------- ---------- ---------- ----------- ---------- ------------ ----------- -------------

       35            $3.06      $3.12      $3.17      $3.22      $3.26       $3.28      $3.31        $3.32       $3.33
       40              3.10       3.18       3.26       3.32       3.38        3.43       3.46         3.49        3.51
       45              3.13       3.23       3.33       3.43       3.52        3.59       3.65         3.69        3.72
       50              3.16       3.27       3.40       3.53       3.65        3.76       3.86         3.93        3.98
       55              3.18       3.30       3.45       3.61       3.77        3.94       4.08         4.20        4.29
       60              3.19       3.33       3.49       3.68       3.88                   4.31         4.51        4.66
       65              3.20       3.34       3.52       3.73       3.97      4.10         4.54         4.83        5.08
       70              3.21       3.35       3.54       3.76       4.03      4.24         4.73         5.13        5.52
       75              3.21       3.36       3.55       3.78       4.07        4.36       4.87         5.38        5.92
                                                                               4.44
==================== ========== ========== ========== ========== =========== ========== ============ =========== =============



Income Plan 3 - Guaranteed Number of Payments
================================= ==============================================

                                  Monthly Income Payment for each
    Specified Period              $1,000 Applied to this Income Plan
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------

        10 Years                                    $9.61
        11 Years                                     8.86
        12 Years                                     8.24
        13 Years                                     7.71
        14 Years                                     7.26
        15 Years                                     6.87
        16 Years                                     6.53
        17 Years                                     6.23
        18 Years                                     5.96
        19 Years                                     5.73
        20 Years                                     5.51
================================= ==============================================



--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------


The Entire Contract The entire contract consists of this Contract, any written applications, and any Contract endorsements and riders.

All statements made in written applications are representations and not warranties. No statement will be used by us in defense of a claim or to void the Contract unless it is included in a written application. If your Contract is voided, you will receive any purchase payments allocated to the Variable Account, adjusted to reflect investment gain or loss from the date of allocation to the date the Contract is voided, plus any purchase payments allocated to the Fixed Account Options, less any withdrawals.

Only our officers may change the Contract or waive a right or requirement. No other individual may do this.

We may not modify this Contract without your signed consent, except to make it comply with any changes in the Internal Revenue Code or as required by any other applicable law.

Incontestability We will not contest the validity of this Contract after the issue date.


Misstatement of Age or Sex If any age or sex has been misstated, we will pay the amounts which would have been paid at the correct age and sex.

If we find the misstatement of age or sex after the income payments begin, we will:

# pay all amounts underpaid including interest calculated at an effective annual rate of 6%; or

# stop payments until the total income payments made are equal to the total amounts that would have been made if the correct age and sex had been used.


Annual Statement At least once a year, prior to the Payout Start Date, we will send you a statement containing Contract Value information. We will provide you with Contract Value information at any time upon request. The information presented will comply with any applicable law.


Settlements We may require that this Contract be returned to us prior to any settlement. We must receive due proof of death of the Owner or Annuitant prior to settlement of a death claim.

Any full withdrawal or death benefit under this Contract will not be less than the minimum benefits required by any statute of the state in which the Contract is delivered.


Deferment of Payments We will pay any amounts due from the Variable Account under this Contract within seven days, unless:

# the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on such Exchange is restricted;

#    an emergency  exists as defined by the Securities and Exchange  Commission;
     or

# the Securities and Exchange Commission permits delay for the protection of Contract holders.

We reserve the right to postpone payments or transfers from the Fixed Account Options for up to six months. If we elect to postpone payments or transfers from the Fixed Account Options for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date the payment or transfer request is received by us to the date the payment or transfer is made.


Variable Account Modifications We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the mutual fund portfolio shares underlying the Sub-accounts of the Variable Account. We will not substitute any shares attributable to your interest in a Sub-account of the Variable Account without notice to you and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940, as amended.

We reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in shares of another mutual fund. You may then instruct us to allocate purchase payments or transfers to such Sub-accounts, subject to any terms set by us or the mutual fund. We reserve the right to limit the availability of funds for this Contract.

In the event of any such substitution or change, we may by endorsement, make such changes as may be necessary or appropriate to reflect such substitution or change.

If we deem it to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the Investment Company Act of 1940, as amended, or it may be deregistered under such Act in the event such registration is no longer required.

                                     Page 2
                                     GLMU149
                                 Glenbrook Life
                              and Annuity Company
                                A Stock Company

        Headquarters: 3100 Sanders Road, Northbrook, Illinois 60062-7154


Flexible Premium Deferred Variable Annuity Contract

This Contract is issued to the Owner in consideration of the initial purchase payment. Glenbrook Life and Annuity Company will pay the benefits of this Contract, subject to its terms and conditions.

Throughout this Contract, "you" and "your" refer to the Contract owner(s). "We", "us "and" our" refer to Glenbrook Life and Annuity Company.

Contract Summary
This flexible premium deferred variable annuity provides a cash withdrawal benefit, a death benefit, and a settlement value during the Accumulation Phase and periodic income payments beginning on the Payout Start Date during the Payout Phase.

The dollar amount of income payments or other values provided by this Contract, when based on the investment experience of the Variable Account, will vary to reflect the performance of the Variable Account. For amounts in the Guaranteed Maturity Fixed Account, the withdrawal benefit, the settlement value, transfers to other sub-accounts and any periodic income payments may be subject to a Market Value Adjustment which may result in an upward or downward adjustment of the amount distributed.

This Contract does not pay dividends.

The tax status of this Contract as it applies to the Owner should be reviewed each year.

PLEASE READ YOUR CONTRACT CAREFULLY.

This is a legal Contract between the Contract Owner(s) and Glenbrook Life and Annuity Company.

Return Privilege
Upon written request we will provide you with factual information regarding the benefits and provisions contained in this Contract. If you are not satisfied with this Contract for any reason, you may return it to us or our agent within 20 days after you receive it. We will refund any purchase payments allocated to the Variable Account, adjusted to reflect investment gain or loss from the date of allocation through the date of cancellation, plus any purchase payments allocated to the Fixed Account. (Where required by state law, we will refund any purchase payments.) If this Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

If you have any questions about your Glenbrook Life variable annuity, please contact Glenbrook Life at (800) 776-6978.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED][GRAPHIC OMITTED]
-------------------------------------------------------------------------------





Secretary                                   Chairman and Chief Executive Officer


                   Flexible Premium Deferred Variable Annuity

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE PERSONS INVOLVED...........................................................4

ACCUMULATION PHASE.............................................................5

PAYOUT PHASE..................................................................14

INCOME PAYMENT TABLES.........................................................17

GENERAL PROVISIONS............................................................18



DPGM149

--------------------------------------------------------------------------------

ANNUITY DATA
--------------------------------------------------------------------------------

CONTRACT NUMBER:.......................................................444444444

ISSUE DATE:..........................................................May 1, 2001

INITIAL PURCHASE PAYMENT:.............................................$10,000.00
                                                                             IRA
INITIAL ALLOCATION OF PURCHASE PAYMENT:

                                                                       ALLOCATED
                                                                        AMOUNT (%)
VARIABLE SUB-ACCOUNTS
        Fund Manager Sub-account A                            10%
        Fund Manager Sub-account B                            10%
        Fund Manager Sub-account C                            10%
        Fund Manager Sub-account D                            10%

                                                                                CURRENT          RATE
                                                          ALLOCATED    ANNUALIZED       GUARANTEED
                                                          AMOUNT (%)   INTEREST RATE    THROUGH

GUARANTEED MATURITY FIXED ACCOUNTS
          1 Year Guarantee Period                    10%                        4.25%            05/01/2002
          3 Year Guarantee Period                    10%                        4.75%            05/01/2004
          5 Year Guarantee Period                    10%                        5.25%            05/01/2006
          7 Year Guarantee Period                    10%                        5.50%            05/01/2008
        10 Year Guarantee Period                     10%                        5.75%            05/01/2011

SIX-MONTH DOLLAR COST AVERAGING FIXED ACCOUNT
                                                              5%                        4.50%             11/01/2001

TWELVE-MONTH DOLLAR COST AVERAGING FIXED ACCOUNT
                                                              5%                        5.00%             05/01/2002

MINIMUM GUARANTEED RATE
       Fixed Account Options:...........................................................................................3.00%

PAYOUT START DATE:................................................................................................May 1, 2056
        (The date annuity payments are anticipated to begin)

OWNER:...............................................................................................................John Doe

ANNUITANT:...........................................................................................................John Doe
       AGE AT ISSUE:.......................................................................................................35
       SEX:..............................................................................................................Male

BENEFICIARY                                 RELATIONSHIP TO OWNER              PERCENTAGE
Jane Doe                                             Wife                                                 100%

CONTINGENT BENEFICIARY             RELATIONSHIP TO OWNER                       PERCENTAGE
Susan Doe                                                     Daughter                                     100%


                                     Page 10
     GLMU149

--------------------------------------------------------------------------------

THE PERSONS INVOLVED
--------------------------------------------------------------------------------


Owner The person named at the time of application is the Owner of this Contract unless subsequently changed. As Owner, you will receive any periodic income payments, unless you have directed us to pay them to someone else. The Contract cannot be jointly owned by both a non-living person and a living person.

You may exercise all rights stated in this Contract, subject to the rights of any irrevocable Beneficiary.

You may change the Owner at any time by written notice in a form satisfactory to us. If the Owner is a living person, you may change the Annuitant prior to the Payout Start Date by written notice in a form satisfactory to us. Once we accept a change, the change will take effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. We are bound by an assignment only if it is signed by the assignor and filed with us. We are not responsible for the validity of an assignment.

If the sole surviving Owner dies prior to the Payout Start Date, the Beneficiary becomes the new Owner. If the sole surviving Owner dies after the Payout Start Date, the Beneficiary becomes the new Owner as described in the Beneficiary provision and will receive any subsequent guaranteed income payments.

If more than one person is designated as Owner:

# Owner as used in this Contract refers to all people named as Owners, unless otherwise indicated;

#    any request to exercise ownership rights must be signed by all Owners; and

# on the death of any person who is an Owner, the surviving person(s) named as Owner will continue as Owner.


Annuitant The Annuitant is the person named on the Annuity Data Page, but may be changed by the Owner, as described above. The Annuitant must be a living person. If the Owner of the Contract is a grantor trust, then the Annuitant must be the oldest grantor. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

#    the youngest Owner; otherwise,

#    the youngest Beneficiary.


Beneficiary The Beneficiary is the person(s) named on the Annuity Data Page unless later changed by the Owner. The Primary Beneficiary is the Beneficiary(ies) who is first entitled to receive benefits under the Contract upon the death of the sole surviving Owner. The Contingent Beneficiary is the Beneficiary(ies) entitled to receive benefits under the Contract when all Primary Beneficiary(ies) predecease the Owner(s).

You may change or add Beneficiaries at any time by written notice in a form satisfactory to us, unless you have designated an irrevocable Beneficiary. You may restrict income payments to Beneficiaries by written notice in a form satisfactory to us. Once we accept the request, the change or restriction, will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept it.

#    Benefits Payable to Beneficiaries

     9 If the sole surviving Owner dies after the Payout Start Date, the Beneficiary(ies) will receive any guaranteed income payments scheduled to continue.

     9 If the sole surviving Owner dies before the Payout Start Date, the Beneficiary(ies) may elect to receive a Death Benefit or become the new Owner.

#    Order of Payment of Benefits

     As described above under Benefits Payable to Beneficiaries, Beneficiary(ies) will receive any guaranteed income payments scheduled to continue, or the right to elect to receive a Death Benefit or become the new Owner, in the following order of classes:

     9    Primary Beneficiary

          Upon the death of the sole surviving Owner before the Payout Start Date, the Primary Beneficiary(ies), if living, will have the right to elect to receive a Death Benefit or become the new Owner with rights as defined in the Death of Owner provision. Upon the death of the sole surviving Owner after the Payout Start Date, Primary Beneficiary(ies), if living, will receive the guaranteed income payments scheduled to continue.

     9    Contingent Beneficiary

          Before the Payout Start Date the Contingent Beneficiary, if living, will have the right to elect to receive a Death Benefit or become the new Owner with rights as defined in the Death of Owner provision upon the death of the Owner if all Primary Beneficiaries die before the sole surviving Owner. After the Payout Start Date the Contingent Beneficiary, if living, will receive the guaranteed income payments scheduled to continue upon the death of the Owner if all Primary Beneficiaries die before the sole surviving Owner.

If none of the named Beneficiaries are living when the sole surviving Owner dies, or if a Beneficiary has not been named, the new Beneficiary will be:

#    your spouse, or if he or she is no longer living,

#    your surviving children equally, or if you have no surviving children,

#    your estate.

Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries



--------------------------------------------------------------------------------

ACCUMULATION PHASE
--------------------------------------------------------------------------------


Accumulation Phase Defined The "Accumulation Phase" is the first of two phases during your Contract. The Accumulation Phase begins on the issue date stated on the Annuity Data Page. This phase will continue until the Payout Start Date unless this Contract is terminated before that date.


Contract Year The one year period beginning on the issue date and on each anniversary of the issue date.

Purchase Payments The initial payment is shown on the Annuity Data Page. You may make subsequent purchase payments during the Accumulation Phase. We may limit the amount of each purchase payment that we will accept to a minimum of $500 and a maximum of $1,000,000. We may limit your ability to make subsequent purchase payments in order to comply with the laws of the state where this Contract is delivered. We will invest the purchase payments in the Investment Alternatives you select. You may allocate any portion of your purchase payment in whole percents from 0% to 100% or in exact dollar amounts to any of the Investment Alternatives. The total allocation must equal 100%.

The allocation of the initial purchase payment is shown on the Annuity Data Page. Allocation of each subsequent purchase payment will be the same as the allocation for the most recent purchase payment unless you change the allocation. You may change the allocation of subsequent purchase payments at any time, without charge, simply by giving us written notice. Any change will be effective at the time we receive the notice.


Initial Purchase Payment Allocation If the Return Privilege provision requires us to refund purchase payments, then during the Return Privilege period, we reserve the right to invest any purchase payments you allocated to the Variable Account to a Money Market Variable Sub-account available under this Contract. We will notify you if we do so. At the end of the Return Privilege period, the amount in the Money Market Variable Sub-account will be allocated to the Variable Account as originally designated by you. This allocation will not be considered a transfer.


Investment Alternatives Investment Alternatives are the Sub-accounts of the Variable Account, the Six-Month Dollar Cost Averaging Fixed Account, the Twelve-Month Dollar Cost Averaging Fixed Account, and the Guarantee Periods of the Guaranteed Maturity Fixed Account shown on the application. We may offer additional Sub-accounts of the Variable Account at our discretion. We reserve the right to limit the availability of the Investment Alternatives.


Variable Account The "Variable Account" for this Contract is the Glenbrook Life and Annuity Company Separate Account A. This account is a separate investment account to which we allocate assets contributed under this and certain other Contracts. The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the account without regard to our other income, gains or losses.


Variable Sub-accounts The Variable Account is divided into Sub-accounts. Each Sub-account invests solely in the shares of the mutual fund underlying that Sub-account.


Fixed Account Options The Fixed Account Options are the Six-Month Dollar Cost Averaging Fixed Account, the Twelve-Month Dollar Cost Averaging Fixed Account, and the Guarantee Periods of the Guaranteed Maturity Fixed Account.

Six-Month Dollar Cost Averaging Fixed Account Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation to the Six-Month Dollar Cost Averaging Fixed Account. Each purchase payment in the Six-Month Dollar Cost Averaging Fixed Account must be at least $500. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to Sub-accounts of the Variable Account according to your current allocation instructions in equal monthly installments within the selected transfer period. You may select a transfer period of no more than 6 months. If you discontinue the Dollar Cost Averaging program before the end of the transfer period, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will be transferred to the Money Market Variable Sub-account unless you request a different Investment Alternative. At the end of the transfer period, any residual amount will be automatically transferred to the Money Market Variable Sub-account. No amount may be transferred into the Six-Month Dollar Cost Averaging Fixed Account.

For each purchase payment, the first transfer from the Six-Month Dollar Cost Averaging Fixed Account must begin the next business day after the date payment is received. If we do not receive an allocation instruction from you when payment is received, the payment plus associated interest will be transferred to the Money Market Variable Sub-account in equal monthly installments within the selected transfer period until we have received a different allocation instruction.


Twelve-Month Dollar Cost Averaging Fixed Account Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation to the Twelve-Month Dollar Cost Averaging Fixed Account. Each purchase payment in the Twelve-Month Dollar Cost Averaging Fixed Account must be at least $500. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to Sub-accounts of the Variable Account according to your current allocation instructions in equal monthly installments within the selected transfer period. You may select a transfer period of no more than 12 months. If you discontinue the Dollar Cost Averaging program before the end of the transfer period, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will be transferred to the Money Market Variable Sub-account unless you request a different Investment Alternative. At the end of the transfer period, any residual amount will be automatically transferred to the Money Market Variable Sub-account. No amount may be transferred into the Twelve-Month Dollar Cost Averaging Fixed Account.

For each purchase payment, the first transfer from the Twelve-Month Dollar Cost Averaging Fixed Account must begin the next business day after payment is received. If we do not receive an allocation instruction from you when payment is received, the payment plus associated interest will be transferred to the Money Market Variable Sub-account in equal monthly installments within the selected transfer period until we have received a different allocation instruction.

Guaranteed Maturity Fixed Account The Guaranteed Maturity Fixed Account is divided into Guarantee Periods. A Guarantee Period is identified by the date the Guarantee Period begins and the duration of the Guarantee Period. You create a Guarantee Period when:

#    you make a purchase payment; or

#    you select a new Guarantee Period after the prior Guarantee Period expires;
     or

# you transfer an amount from an existing Sub-account of the Variable Account, from another Guarantee Period of the Guaranteed Maturity Fixed Account, or from any Fixed Account Option.

You must select the Guarantee Period for all purchase payments and transfers allocated to the Guaranteed Maturity Fixed Account. Each purchase payment or transfer into the Guaranteed Maturity Fixed Account must be at least $500. If you do not select a Guarantee Period for a purchase payment or transfer, we will assign the same period(s) as used for the most recent purchase payment. Guarantee Periods are offered at our discretion and may range from one to ten years. We may change the Guarantee Periods available for future purchase payments or transfers allocated to the Guaranteed Maturity Fixed Account.

We will mail you a notice prior to the expiration of each Guarantee Period outlining the options available at the end of the Guarantee Period. At the end of a Guarantee Period, we will automatically renew the Guarantee Period value to a Guarantee Period of the same duration to be established on the day the previous Guarantee Period expired. During the 30 day period after a Guarantee Period expires you may:

# take no action and we will automatically apply the Guarantee Period value to a Guarantee Period of the same duration as the Guarantee Period that just expired to be established on the day the previous Guarantee Period expired; or

# notify us to apply the Guarantee Period value to a new Guarantee Period(s) to be established on the day we received the notification; or

# notify us to apply the Guarantee Period value to any Sub-account of the Variable Account on the day we receive the notification; or

# receive a portion of the Guarantee Period value or the entire Guarantee Period value through a partial or full withdrawal. Any applicable taxes may apply. In this case, the amount withdrawn will be deemed to have been withdrawn on the day we received notification.

No Market Value Adjustments will apply during the 30 day period after a Guarantee Period expires.


Crediting Interest We credit interest daily to money allocated to the Fixed Account Options. Interest compounds over one year at the current annualized interest rates we are offering when the money is allocated. The current annualized interest rate will remain unchanged until the end of the Guarantee Period. When a Guarantee Period expires and a new Guarantee Period is established, we will credit interest at the current rate we are offering when the new Guarantee Period is established. The annualized interest rate for any Fixed Account Option will never be less than 3%.

We will credit interest to subsequent purchase payments allocated to any Fixed Account Options from the date we receive them at the rate that we are offering at that time. We will credit interest to transfers to a Guarantee Period of the Guaranteed Maturity Fixed Account from the date the transfer is made at the rate that we are offering at that time.


Transfers Prior to the Payout Start Date, you may transfer amounts between Investment Alternatives. You may make 12 transfers per Contract Year without charge. Each transfer after the 12th in any Contract Year may be assessed a $25 transfer fee. Multiple transfers on a single trading day are considered a single transfer.

Transfers are subject to the following restrictions:

# No amount may be transferred into the Six-Month Dollar Cost Averaging Fixed Account or the Twelve-Month Dollar Cost Averaging Fixed Account.

# At the end of the transfer period, any residual amount in the Six-Month Dollar Cost Averaging Fixed Account or the Twelve-Month Dollar Cost Averaging Fixed Account will be automatically transferred to the Money Market Variable Sub-account.

# The minimum amount that may be transferred into a Guarantee Period of the Guaranteed Maturity Fixed Account is $500.

# Any transfer from a Guarantee Period of the Guaranteed Maturity Fixed Account will be subject to a Market Value Adjustment unless the transfer occurs during the 30 day period after the Guarantee Period expires.

# We reserve the right to limit the number of transfers among the Variable Sub-accounts in any Contract Year or to refuse any transfer request for an Owner or certain Owners if, in our sole discretion:

     9 We believe that excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds or would be to the disadvantage of other Contract Owners; or

     9 We are informed by one or more of the underlying mutual funds that the purchase of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

         Such restrictions may be applied in any manner which is reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of the other Contract Owners.

We reserve the right to waive the transfer fees and restrictions contained in this Contract.


Contract Value Your "Contract Value" is equal to the sum of:

# the number of Accumulation Units you hold in each Sub-account of the Variable Account multiplied by the Accumulation Unit Value for that Sub-account on the most recent Valuation Date; plus

# the total value you have in the Six-Month Dollar Cost Averaging Fixed Account and the Twelve-Month Dollar Cost Averaging Fixed Account; plus


#    the  sum of  Guarantee  Period  values  in the  Guaranteed  Maturity  Fixed
     Account.


Accumulation Units and Accumulation Unit Value Amounts which you allocate to a Sub-account of the Variable Account are used to purchase Accumulation Units in that Sub-account. The Accumulation Unit Value for each Sub-account on the date an amount is allocated to the Sub-account is the number used to determine the number of Accumulation Units. Accumulation Unit Values at the end of any subsequent Valuation Periods are calculated by multiplying the Accumulation Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor for the Valuation Period. The Accumulation Unit Values may increase or decrease.

Accumulation Unit Value is determined Monday through Friday on each day that the New York Stock Exchange is open for business. A Variable Account Accumulation Unit Value is determined for each Sub-account. The Accumulation Unit Value for each Sub-account will vary with the price of a share in the portfolio the Sub-account invests in, and in accordance with the Mortality and Expense Risk Charge, Administrative Expense Charge, and any provision for taxes.

Assessment of transfers are done separately for each Contract. They are made by redemption of Accumulation Units and do not affect Accumulation Unit Value.

Additions or transfers to a Sub-account of the Variable Account will increase the number of Accumulation Units for that Sub-account. Withdrawals or transfers from a Sub-account of the Variable Account will decrease the number of Accumulation Units for that Sub-account.


Valuation Period and Valuation Date A "Valuation Period" is the time interval between the closing of the New York Stock Exchange on consecutive Valuation Dates. A "Valuation Date" is any date the New York Stock Exchange is open for trading.


Net Investment Factor For each Variable Sub-account, the "Net Investment Factor" for a Valuation Period is equal to:

#    The sum of:

     9 the net asset value per share of the mutual fund portfolio underlying the sub-account determined at the end of the current Valuation Period, plus

     9 the per share amount of any dividend or capital gain distributions made by the mutual fund portfolio underlying the subaccount during the current Valuation Period.

# Divided by the net asset value per share of the mutual fund portfolio underlying the sub-account determined as of the end of the immediately preceding Valuation Period.

# The result is reduced by the Mortality and Expense Risk Charge and the Administrative Expense Charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease, or remain the same.


Charges The charges for this Contract include Administrative Expense Charges, Mortality and Expense Risk Charges, transfer charges, and applicable taxes. If withdrawals are made, the Contract may also be subject to Market Value Adjustments.


Administrative Expense Charge The annualized Administrative Expense Charge will never be greater than 0.10% of the Variable Account value. (See Accumulation Units and Accumulation Unit Value and Net Investment Factor for a description of how this charge is applied.)


Mortality and Expense Risk Charge The annualized Mortality and Expense Risk Charge will never be greater than 1.40% of the Variable Account value. (See Accumulation Units and Accumulation Unit Value and Net Investment Factor for a description of how this charge is applied.)

Our actual mortality and expense experience will not adversely affect the dollar amount of variable benefits or other contractual payments or values under this Contract.


Taxes Any premium tax relating to this Contract may be deducted from purchase payments or the Contract Value when the tax is incurred or at a later time.


Withdrawal You have the right, subject to the restrictions and charges described in this Contract, to withdraw part or all of your Contract Value at any time during the Accumulation Phase. A withdrawal must be at least $50. If any withdrawal reduces the Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value. If you withdraw the entire Contract Value, the Contract will terminate.

You must specify the Investment Alternative(s) from which you wish to make a withdrawal. When you make a withdrawal, your Contract Value will be reduced by a withdrawal amount equal to the amount paid to you adjusted by any applicable Market Value Adjustment, and taxes.

Any Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Market Value Adjustment Activities in a Guarantee Period of the Guaranteed Maturity Fixed Account that may be subject to a Market Value Adjustment are withdrawals, transfers, death benefits, and amounts applied to an income plan. An activity will be subject to a Market Value Adjustment unless it occurs during the 30 day period after a Guarantee Period expires.

A Market Value Adjustment is an increase or decrease in the amount reflecting changes in the level of interest rates since the Guarantee Period was established. As used in this provision, "Treasury Rate" means the U. S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release
H.15. The Market Value Adjustment is based on the following:

         I = the Treasury Rate for a maturity equal to the Guarantee Period duration for the week preceding the establishment of the Guarantee Period;

         J = the Treasury Rate for a maturity equal to the Guarantee Period duration for the week preceding the receipt of the withdrawal request, death benefit request, transfer request, or Income Payment request;

         N = the number of whole and partial years from the date we receive the withdrawal, transfer, or Death Benefit request, or from the Payout Start Date, to the end of the Guarantee Period;

An adjustment factor is determined from the following formula:

                           .9 x {I - (J + .0025)} x N

The amount subject to a Market Value Adjustment that is deducted from a Guarantee Period of the Guaranteed Maturity Fixed Account is multiplied by the adjustment factor to determine the amount of the Market Value Adjustment.

Any Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Death of Owner If you die prior to the Payout Start Date, the new Owner will be the surviving Owner. If there is no surviving Owner, the new Owner will be the Beneficiary(ies) as described in the Beneficiary provision. The new Owner will have the options described below; except that if the new Owner took ownership as the Beneficiary, the new Owner's options will be subject to any restrictions previously placed upon the Beneficiary.

1.   If the sole new Owner is your spouse:

     a. Your spouse may elect, within 180 days of the date of your death, to receive the Death Benefit described below in a lump sum.

     b. Your spouse may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

          i.   over the life of your spouse; or

          ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

          iii. Over the life of your spouse with a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse.

     c. If your spouse does not elect one of the options above, then the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

# If we receive a complete request for settlement of the death benefit from your spouse within 180 days of the date of your death, then the Contract is continued with your spouse as Owner. The Contract Value of the continued Contract will be the Death Benefit as determined at the end of the Valuation Period during which we received the complete request for settlement of the death benefit. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Benefit amount over the Contract Value will be allocated to the Sub-accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the death benefit, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

`    9 transfer all or a portion of the excess among the Variable Sub-accounts;

     9 transfer all or a portion of the excess into the Guarantee Maturity Fixed Account and begin a new Guarantee Period; or

     9 transfer all or a portion of the excess into a combination of Variable Sub-accounts and the Guarantee Maturity Fixed Account.

          Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

# If we do not receive a complete request for settlement of the death benefit from your spouse within 180 days of the date of your death, the Contract Value will not be adjusted to the Death Benefit on the date the Contract is continued.

# The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring any Market Value Adjustment. .

# Prior to the Payout Start Date, the Death Benefit of the continued Contract will be as defined in the Death Benefit provision.

#    Only one spousal continuation is allowed under this Contract.

2. If the new Owner is not your spouse but is a living person, then this new Owner has the following options:

     a. The new Owner may elect, within 180 days of the date of your death, to receive the Death Benefit described below in a lump sum.

     b. The new Owner may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

          i.   over the life of the new Owner; or

          ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Owner; or

          iii. over the life of the new Owner with a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Owner.

     c. The new Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

3.   If the new Owner is a corporation or other non-living person:

     a. The non-living new Owner may elect, within 180 days of your death, to receive the Death Benefit in a lump sum.

     b. The non-living new Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

If any new Owner is a non-living person, all new Owners will be considered to be non-living persons for the above purposes.

If the new Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the new Owner on or before the mandatory distribution date 5 years after your date of death. Under any of these options, all ownership rights subject to any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend, on a non-discriminatory basis, the period of time in which we will use the Death Benefit rather than the Settlement Value to determine the payment amount. The death benefit will be at least as high as the Settlement Value. This right applies only to the amount payable as death benefit proceeds and in no way restricts when a claim may be filed.


Death of Annuitant If the Annuitant who is not also the Owner dies prior to the Payout Start Date, the Owner must elect an applicable option listed below.

1. If the Owner is a living person, then the Contract will continue with a new Annuitant as described in the Annuitant provision above.

2.   If the Owner is a non-living Person:

     a. The Owner may elect, within 180 days of the Annuitant's date of death, to receive the Death Benefit in a lump sum; or

     b. The Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death.

If the non-living Owner does not make one of the above described elections, the Settlement Value must be withdrawn on or before the mandatory distribution date 5 years after the Annuitant's death.

Under any of these options, all ownership rights are available to the non-living Owner from the date of the Annuitant's death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend, on a non-discriminatory basis, the period of time in which we will use the Death Benefit rather than the Settlement Value to determine the payment amount. The death benefit will be at least as high as the Settlement Value. This right applies only to the amount payable as death benefit proceeds and in no way restricts when a claim may be filed.


Death Benefit Prior to the Payout Start Date, the Death Benefit is equal to the greatest of:

# the sum of all purchase payments reduced by an adjustment for any withdrawals, as defined below; or

#    the Contract Value as of the date we determine the Death Benefit; or

#    the Settlement Value as of date we determine the Death Benefit; or

# the greatest of the Contract Values on the current or any previous Death Benefit Anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any withdrawals, as defined below, made since that Death Benefit Anniversary.

Death Benefit Anniversaries occur every 7th Contract anniversary until the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person. For example, the 7th, 14th and 21st Contract anniversaries are the first three Death Benefit Anniversaries. The Contract anniversary immediately following the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person, will also be a Death Benefit Anniversary and is the final Death Benefit Anniversary.

The withdrawal adjustment is equal to (a) divided by (b) and the result multiplied by (c) where:

         (a)      is the withdrawal amount.
         (b)      is the Contract Value immediately prior to the withdrawal.
         (c) is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Death Benefit Anniversary, or the sum of all purchase payments adjusted for any prior withdrawals, as applicable.

We will determine the value of the death benefit as of the end of the Valuation Period during which we receive a complete request for settlement of the death benefit. A complete request includes due proof of death.


Settlement Value The Settlement Value is the same amount that would be paid in the event of withdrawal of the Contract Value. We will calculate the Settlement Value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death.

--------------------------------------------------------------------------------

PAYOUT PHASE
--------------------------------------------------------------------------------


Payout Phase Defined The "Payout Phase" is the second of the two phases during your Contract. During this phase the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to the Income Plan you choose and is paid out as provided in that plan.

The Payout Phase begins on the Payout Start Date. It continues until we make the last payment as provided by the Income Plan chosen.


Payout Start Date The "Payout Start Date" is the date the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to an Income Plan. The anticipated Payout Start Date is shown on the Annuity Data Page. You may change the Payout Start Date by writing to us at least 30 days prior to this date.

The Payout Start Date must be at least 30 days after the Issue Date, and occur on or before the later of:

#        the Annuitant's 90th birthday; or

#        the 10th anniversary of this Contract's issue date.


Income Plans An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. The Contract Value on the Payout Start Date adjusted by any Market Value Adjustment and less any applicable taxes, will be applied to your Income Plan choice from the following list. You may choose more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value (adjusted by any Market Value Adjustment and less any applicable taxes) should be allocated to each Income Plan.

1. Life Income with Guaranteed Payments We will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments. If the Annuitant is age 90 or older, a minimum of 60 months of guaranteed payments applies.

2. Joint and Survivor Life Income with Guaranteed Payments We will make payments for as long as either the Annuitant or joint Annuitant, named at the time of Income Plan selection, lives. If both the Annuitant and the joint Annuitant die before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments. If the Annuitant is age 90 or older, a minimum of 60 months of guaranteed payments applies.

3. Guaranteed Number of Payments We will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The minimum number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third anniversary of the Contract issue date). The maximum number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600 months. Income Plan 3 offers a withdrawal option as defined under Payout Withdrawal. Income Payments under Income Plan 3 are subject to the following:

     9 You may request to modify the length of the payment period and the frequency of payments. You may make this change once each 365-day period. We reserve the right to limit the availability of such changes or to change the frequency of allowable changes without prior notice. If you elect to change the length of the payment period, the new payment period must be within the original maximum and minimum period you would have been permitted to select on your original Payout Start Date.

     9 If you change the length of your payment period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the guaranteed payment plan, as described under Payout Withdrawal. We will adjust the remaining guaranteed payments to equal what the computed present value would support based on those same assumptions and based on the revised guarantee period.

     9 Changes to either the frequency of payments or length of a guaranteed payment plan will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

     9 Any change in the frequency of payments takes effect on the next payment date.

We reserve the right to make other Income Plans available .


Income Payments Income payment amounts may vary based on any Sub-account of the Variable Account and/or may be fixed for the duration of the Income Plan. On the Payout Start Date, you may choose the portion of the Contract Value to be applied to Variable Amount Income Payments and the portion to be applied to Fixed Amount Income Payments. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to Variable Amount Income Payments and the remainder will be applied to Fixed Amount Income Payments. The method of calculating the initial payment is different for Variable Amount Income Payments and Fixed Amount Income Payments.


Variable Amount Income Payments The initial Variable Amount Income Payment is determined by applying the applicable portion of the Contract Value on the Payout Start Date, as described in the Income Payment Provision above, adjusted by any Market Value Adjustment and less any applicable premium tax, to the appropriate value for the selected Income Plan. The Income Plan value will be based on the Annuity 2000 Mortality Table and the Assumed Investment Rate. Subsequent income payments will vary depending on changes in the Annuity Unit Values for the Sub-accounts upon which the income payments are based. See the Income Payment Tables section for income payments for selected ages and income plans based on a 3% Assumed Investment Rate.

The portion of the initial income payment based upon a particular Variable Sub-account is determined by applying the chosen portion of the Contract Value for that Sub-account, adjusted by any Market Value Adjustment and less any applicable premium tax, to the appropriate Income Plan value described above. This portion of the initial income payment is divided by the Annuity Unit Value on the Payout Start Date for that Variable Sub-account to determine the number of Annuity Units from that Sub-account which will be used to determine subsequent income payments. Unless Annuity Transfers are made between Sub-accounts, each subsequent income payment from that Sub-account will be that number of Annuity Units times the Annuity Unit Value for the Sub-account for the Valuation Date on which the income payment is made.


Annuity Unit Value The Annuity Unit Value for each Sub-account of the Variable Account at the end of the Valuation Period coinciding with the Payout Start Date is the number used to determine the number of Annuity Units.

Annuity Unit Values at the end of subsequent Valuation Periods are calculated by:

# multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor during the period; and then

# dividing the result by 1.000 plus the Assumed Investment Rate for the period.


Assumed Investment Rate The Assumed Investment Rate is an effective annual rate of 3%. We reserve the right to offer other Assumed Investment Rates. The Assumed Investment Rate may not be changed after an Income Plan has been selected.

Fixed Amount Income Payments The Fixed Amount Income Payment is calculated by applying the portion of the applicable Contract Value on the Payout Start Date, as described in the Income Payment provision above, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the Income Payment Table selected or such other value as we are offering at that time. Fixed Amount Income Payments are fixed for the duration of the Income Plan.


Annuity Transfers After the Payout Start Date, you may transfer among the variable Sub-accounts. You may make up to 12 transfers per Contract year. No transfers may be made from the Fixed Amount Income Payment. Transfers from the Variable Amount Income Payment to the Fixed Amount Income Payment may be made only if Income Plan 3 has been chosen.


Payout Withdrawal You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their value by writing to us. For Variable Amount Income Payments, this value is equal to the present value of the Variable Amount Income Payments being terminated, calculated using a discount rate equal to the Assumed Investment Rate that was used in determining the initial variable payment. For Fixed Amount Income Payments, this value is equal to the present value of the Fixed Amount Income Payments being terminated, calculated using a discount rate equal to the Applicable Current Interest Rate. The Applicable Current Interest Rate is the rate we are using on the date we receive your payout withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be a least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the Value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the Investment Alternatives(s) from which you wish to make Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.


Payout Terms and Conditions The income payments are subject to the following terms and conditions:

# If the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, we reserve the right to:

     9    change the payment frequency to make the payment at least $20; or

     9 terminate the Contract and pay you the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes in a lump sum.

# If we do not receive a written choice of an Income Plan from you at least 30 days before the Payout Start Date, the Income Plan will be life income with guaranteed payments for 120 months.

# If you choose an Income Plan which depends on any person's life, we may require:

     9    proof of age and sex before income payments begin; and

     9 proof that the Annuitant or joint Annuitant is still alive before we make each payment.

# After the Payout Start Date, a new Income Plan may not be selected nor may amounts be reallocated to a different Income Plan.

# After the Payout Start Date, withdrawals cannot be made unless income payments are being made under Income Plan 3.

# If any Owner dies during the Payout Phase, the remaining income payments will be paid to the successor Owner as scheduled.

--------------------------------------------------------------------------------

INCOME PAYMENT TABLES
--------------------------------------------------------------------------------


The initial income payment will be at least the amount based on the adjusted age of the Annuitant(s) and the tables below, less any federal income taxes which are withheld. The adjusted age is the actual age of the Annuitant(s) on the Payout Start Date reduced by one year for each six full years between January 1, 2000 and the Payout Start Date. Income payments for ages and guaranteed payment periods not shown below will be determined on a basis consistent with that used to determine those that are shown. The Income Payment Tables shown are based on 3.0% interest and the Annuity 2000 Mortality Tables.


Income Plan 1 - Life Income with Guaranteed Payments for 120 Months
============================================================================================================================

                           Monthly Income Payment for each $1,000 Applied to this Income Plan
----------------------------------------------------------------------------------------------------------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

 Annuitant's                                 Annuitant's                             Annuitant's
   Adjusted           Male     Female         Adjusted        Male     Female         Adjusted        Male    Female
      Age                                        Age                                     Age
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

       35             $3.34     $3.22             49          $3.99    $3.76              63          $5.23    $4.84
       36               3.38      3.24            50            4.05     3.81             64            5.35     4.95
       37               3.41      3.27            51            4.11     3.87             65            5.49     5.07
       38               3.45      3.30            52            4.18     3.93             66            5.62     5.20
       39               3.49      3.34            53            4.26     3.99             67            5.77     5.33
       40               3.53      3.37            54            4.33     4.06             68            5.92     5.47
       41               3.57      3.41            55            4.41     4.13             69            6.07     5.62
       42               3.62      3.44            56            4.50     4.20             70            6.23
       43               3.66      3.48            57            4.58     4.28             71        5.78
       44               3.71      3.52            58            4.68     4.36             72        6.39     5.94
       45               3.76      3.57            59            4.78     4.45             73            6.56     6.11
       46               3.81      3.61            60            4.88     4.54             74            6.73     6.29
       47               3.87      3.66            61            4.99     4.63             75            6.90     6.48
       48               3.93      3.71            62            5.11     4.73                           7.08     6.67
=================== ====================== ================ ====================== ================ ========================

Income Plan 2 - Joint and Survivor Life Income with Guaranteed Payments for 120 Months
==============================================================================================================================

                            Monthly Income Payment for each $1,000 Applied to this Income Plan
------------------------------------------------------------------------------------------------------------------------------
-------------------- ---------------------------------------------------------------------------------------------------------

                     Female Annuitant's Adjusted Age
-------------------- ---------------------------------------------------------------------------------------------------------
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------

      Male
   Annuitant's          35         40        45          50         55           60         65           70         75
    Adjusted
       Age
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------
-------------------- ---------- ---------- ---------- ---------- ----------- ---------- ------------ ----------- -------------

       35            $3.06      $3.12      $3.17      $3.22      $3.26       $3.28      $3.31        $3.32       $3.33
       40              3.10       3.18       3.26       3.32       3.38        3.43       3.46         3.49        3.51
       45              3.13       3.23       3.33       3.43       3.52        3.59       3.65         3.69        3.72
       50              3.16       3.27       3.40       3.53       3.65        3.76       3.86         3.93        3.98
       55              3.18       3.30       3.45       3.61       3.77        3.94       4.08         4.20        4.29
       60              3.19       3.33       3.49       3.68       3.88                   4.31         4.51        4.66
       65              3.20       3.34       3.52       3.73       3.97      4.10         4.54         4.83        5.08
       70              3.21       3.35       3.54       3.76       4.03      4.24         4.73         5.13        5.52
       75              3.21       3.36       3.55       3.78       4.07        4.36       4.87         5.38        5.92
                                                                               4.44
==================== ========== ========== ========== ========== =========== ========== ============ =========== =============



Income Plan 3 - Guaranteed Number of Payments
================================= ==============================================

                                  Monthly Income Payment for each
    Specified Period              $1,000 Applied to this Income Plan
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------

        10 Years                                    $9.61
        11 Years                                     8.86
        12 Years                                     8.24
        13 Years                                     7.71
        14 Years                                     7.26
        15 Years                                     6.87
        16 Years                                     6.53
        17 Years                                     6.23
        18 Years                                     5.96
        19 Years                                     5.73
        20 Years                                     5.51
================================= ==============================================



--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------


The Entire Contract The entire contract consists of this Contract, any written applications, and any Contract endorsements and riders.

All statements made in written applications are representations and not warranties. No statement will be used by us in defense of a claim or to void the Contract unless it is included in a written application. If your Contract is voided, you will receive any purchase payments allocated to the Variable Account, adjusted to reflect investment gain or loss from the date of allocation to the date the Contract is voided, plus any purchase payments allocated to the Fixed Account Options, less any withdrawals.

Only our officers may change the Contract or waive a right or requirement. No other individual may do this.

We may not modify this Contract without your signed consent, except to make it comply with any changes in the Internal Revenue Code or as required by any other applicable law.


Incontestability We will not contest the validity of this Contract after the issue date.


Misstatement of Age or Sex If any age or sex has been misstated, we will pay the amounts which would have been paid at the correct age and sex.

If we find the misstatement of age or sex after the income payments begin, we will:

# pay all amounts underpaid including interest calculated at an effective annual rate of 6%; or

# stop payments until the total income payments made are equal to the total amounts that would have been made if the correct age and sex had been used.


Annual Statement At least once a year, prior to the Payout Start Date, we will send you a statement containing Contract Value information. We will provide you with Contract Value information at any time upon request. The information presented will comply with any applicable law.

Settlements We may require that this Contract be returned to us prior to any settlement. We must receive due proof of death of the Owner or Annuitant prior to settlement of a death claim.

Any full withdrawal or death benefit under this Contract will not be less than the minimum benefits required by any statute of the state in which the Contract is delivered.


Deferment of Payments We will pay any amounts due from the Variable Account under this Contract within seven days, unless:

# the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on such Exchange is restricted;

#    an emergency  exists as defined by the Securities and Exchange  Commission;
     or

# the Securities and Exchange Commission permits delay for the protection of Contract holders.

We reserve the right to postpone payments or transfers from the Fixed Account Options for up to six months. If we elect to postpone payments or transfers from the Fixed Account Options for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date the payment or transfer request is received by us to the date the payment or transfer is made.


Variable Account Modifications We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the mutual fund portfolio shares underlying the Sub-accounts of the Variable Account. We will not substitute any shares attributable to your interest in a Sub-account of the Variable Account without notice to you and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940, as amended.

We reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in shares of another mutual fund. You may then instruct us to allocate purchase payments or transfers to such Sub-accounts, subject to any terms set by us or the mutual fund. We reserve the right to limit the availability of funds for this Contract.

In the event of any such substitution or change, we may by endorsement, make such changes as may be necessary or appropriate to reflect such substitution or change.

If we deem it to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the Investment Company Act of 1940, as amended, or it may be deregistered under such Act in the event such registration is no longer required.

                                 GLMU143 Page 3
                       GLENBROOK LIFE AND ANNUITY COMPANY
                          (herein called "we" or "us")

                          Enhanced Death Benefit Rider

This rider was issued because you selected the Enhanced Death Benefit. The benefit provided by and charges for this rider are in addition to those defined in your contract.

As used in this rider, "Contract" means the Contract or Certificate to which this rider is attached.

For purposes of this rider, "Rider Date" is the date this rider was made a part of your Contract: xx/xx/xx.

The following changes are made to your Contract.


I.   Under this rider, the Enhanced Death Benefit is determined as follows:

The Death Benefit will be the greater of the values stated in your Contract, or the value of the Enhanced Death Benefit.

The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B.

     Enhanced Death Benefit A

     On the Rider Date the Enhanced Death Benefit A is equal to the Contract Value. After the Rider Date, the Enhanced Death Benefit A is recalculated when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:

     1. For purchase payments, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A plus the purchase payment.

     2. For withdrawals, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A reduced by a withdrawal adjustment defined below.

     3. On each Contract Anniversary, the Enhanced Death Benefit A is equal to the greater of the Contract Value or the most recently calculated Enhanced Death Benefit A.

          In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit A will be the greatest of all Contract Anniversary Contract Values on or after the Rider Date and on or prior to the date we calculate the Death Benefit.

          The Enhanced Death Benefit A will be recalculated for purchase payments, withdrawals and on Contract anniversaries until the earlier of:

     1. the first Contract Anniversary on or after the oldest Owner's 80th birthday or, if the Owner is not a living individual, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

          Following the first Contract Anniversary on or after the oldest Owner's 80th birthday or the first day of the 61st month following the Rider Date, whichever is later, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals; or later, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals; or

     2.   the date we determine the Death Benefit.


          The Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.


          Withdrawal Adjustment

          The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

          (a)  = the withdrawal amount.

          (b)  = the Contract Value immediately prior to the withdrawal.

          (c) = the most recently calculated Enhanced Death Benefit A or B, as applicable.

          If the Owner is a living person, the Enhanced Death Benefit is payable and this rider will terminate and charges for this rider will cease upon the death of the Owner unless the rider is continued as defined in section III below. If the Owner is a non-living person, the Enhanced Death Benefit is payable and this rider will terminate and charges for this rider will cease upon the death of the Annuitant.


II.      Enhanced Death Benefit Mortality and Expense Risk Charge:

          The maximum annualized Mortality and Expense Risk Charge is increased by 0.25% for this rider.


     III. Death of Owner or Annuitant for the Enhanced Death Benefit Rider

          Death of Owner Upon the death of any Owner, if your spouse continues the Contract under section 1(c) of the Death of Owner provision in your Contract, then this rider will also continue unless the oldest new Owner is over age 80 on the date the Contract is continued.

          If this rider is terminated under the condition described above, then the charge for this rider will cease as of the date the Contract is continued.

          If the rider is continued, then the following conditions apply:

! The Contract Value on the date the Contract is continued is equal to the Death Benefit amount;

! Enhanced Death Benefit A will continue to be recalculated for purchase payments, withdrawals, and on Contract Anniversaries after the date the Contract is continued until the earlier of:

     1. the first Contract Anniversary after the oldest new Owner's 80th birthday.

          After age 80, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals;
                           or

     2.   the Date we determine the Death Benefit.

! The amount of the Enhanced Death Benefit B as of the date the Contract is continued and any subsequent purchase payments less any subsequent withdrawal adjustments will accumulate daily at a rate equivalent to 5% per year after the date the Contract is continued, until the earlier of:

     1. the first day of the month following the oldest new Owner's 80th birthday.

          Afterage 80, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals; or

     2.   the Date we determine the Death Benefit.


          Death of Annuitant If the Owner is a non-living person, this rider will terminate upon the death of the Annuitant.


IV. The Enhanced Death Benefit Rider will terminate and charges for this rider will cease:

! when the Owner, (if the current Owner is a living person) is changed for any reason other than death unless the new Owner is a trust and the Annuitant is the current Owner; or

! when the Owner (if the current Owner is a non-living person) is changed for any reason unless the new Owner is a non-living person or is the current Annuitant; or

! when the Annuitant (if the current Owner is a non-living person) is changed for any reason other than death; or

! on the date we determine the value of the Death Benefit unless the Contract is continued by surviving spouse as defined in section III above; or

!    on the Payout Start Date.


Except as amended by this rider, the Contract remains unchanged.



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 Secretary                                  Chairman and Chief Executive Officer

                                     Page 2
                                    GLMU144md
                       GLENBROOK LIFE AND ANNUITY COMPANY
                          (herein called "we" or "us")

                              Income Benefit Rider


This rider was issued because you selected the Income Benefit. The benefit provided by and charges for this rider are in addition to those defined in your Contract.

As used in this rider, "Contract" means the Contract or Certificate to which this rider is attached.

For purposes of this rider, "Rider Date" is the date this rider was made a part of your Contract: [ xx/xx/xxxx]

The following is added to your Contract.


Income Benefit


Qualifications

On the Payout Start Date, you may choose to receive income payments defined in the Income Benefit provision if all of the following conditions are met.

! You elect a Payout Start Date that is on or after the tenth anniversary of the Rider Date;

! The Payout Start Date occurs during the 30 day period following a Contract Anniversary;

!    The oldest Annuitant is age 90 or younger;

! The Income Base is applied to Fixed Amount Income Payments determined using Guaranteed Income Payment Tables as defined in your Contract; and

! The selected Income Plan provides payments guaranteed for either single or joint life with a period certain of at least:

! 10 years, if the youngest Annuitant's age is 80 or less on the Payout Start Date, or

! 5 years, if the youngest Annuitant's age is greater than 80 on the Payout Start Date.


Income Base

The Income Base is the greater of Income Base A or Income Base B.

Income Base is used solely for the purpose of calculating the guaranteed Income Benefit and does not provide a Contract Value or guarantee performance of any investment option.

         Income Base A

          On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, Income Base A is recalculated when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:

! For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

! For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment defined below.

! On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value or the most recently calculated Income Base A

In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of all the Contract Anniversary Contract Values between the Rider Date and the Payout Start Date.

Income Base A will be recalculated for purchase payments, withdrawals and on Contract Anniversaries until the first Contract Anniversary on or after the 85th birthday of the oldest Owner or, if the owner is not a living individual, the Annuitant's 85th birthday. Following the first Contract Anniversary on or after the 85th birthday of the oldest Owner or, if the Owner is not a living person, the oldest Annuitant, Income Base A will be recalculated only for purchase payments and withdrawals.


         Income Base B

          On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, the Contract Value as of the Rider Date plus any subsequent purchase payments, and less any subsequent withdrawal adjustments, as defined below, will accumulate daily at a rate equivalent to 5% per year. The accumulation will continue until the first day of the month following the 85th birthday of the oldest Owner or, if the Owner is not a living person, the oldest Annuitant. After the first day of the month following the 85th birthday of the oldest Owner or, if the Owner is not a living person, the oldest Annuitant, Income Base B will be recalculated only for purchase payments and withdrawals.


Withdrawal Adjustment


The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

         (a) = the withdrawal amount.
         (b) = the Contract Value immediately prior to the withdrawal.
         (c) = the most recently calculated Income Base.


Guaranteed Income Benefit


The Guaranteed Income Benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed Income Payment Tables for the Income Plan elected by the Owner. The Income Plan selected must satisfy the conditions defined in Qualifications above. The rates are the guaranteed rates defined in the Income Payment Tables section of the Contract for either a single or joint life with a period certain.

On the Payout Start Date, the income payment will be the greater of the Guaranteed Income Benefit or the income payment provided in the Fixed Amount Income Payments provision of your Contract, both based on the Income Plan Chosen.

The following provisions in your Contract have been amended as follows:


Mortality and Expense Risk Charge The maximum annualized Mortality and Expense Risk Charge is increased by 0.30% for this rider.


Except as amended in this rider the Contract remains unchanged.



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   Secretary                                Chairman and Chief Executive Officer

GLMU145                              Page 2
                       GLENBROOK LIFE AND ANNUITY COMPANY
                          (herein called "we" or "us")

                      Enhanced Earnings Death Benefit Rider

This rider was issued because you selected the Enhanced Earnings Death Benefit Rider. The benefit provided by and charges for this rider are in addition to those defined in your Contract.

For purposes of this benefit, "Rider Date" is the date the Enhanced Earnings Death Benefit Rider was made a part of the Contract: xx/xx/xxxx

Definition of terms as used in this rider

!    Contract: The Contract or Certificate to which this rider is attached.

! In-Force Earnings: The greater of (a) the current Contract Value less the In-Force Premium; or (b) zero.

!    In-Force  Premium:

     If the Rider Date is equal to the Contract Issue Date: The sum of all the purchase payments less the sum of all Excess-of-Earnings Withdrawals.

     If the Rider Date is later than the Contract Issue Date: The Contract Value as of the Rider Date plus all the purchase payments made after the Rider Date, less the sum of all Excess-of-Earnings Withdrawals after the Rider Date.

! Excess-of-Earnings Withdrawals: For each withdrawal, this amount is equal to the excess, if any, of the amount of the withdrawal over the amount of In-Force Earnings immediately prior to the withdrawal.


I. Under this rider, the Enhanced Earnings Death Benefit is determined as follows:

     If the oldest Owner, or the Annuitant if the Owner is a non-living person, is age 55 or younger on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

     The lesser of 100% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 50% of In-Force Earnings, calculated as of the date we receive the complete request for settlement of the death benefit.

          If the oldest Owner, or the Annuitant if the Owner is a non-living person, is between the ages of 56 and 65 on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

          The lesser of 80% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 40% of In-Force Earnings, calculated as of the date we receive the complete request for settlement of the death benefit.

          If the oldest Owner, or Annuitant if the Owner is a non-living person is between the ages of 66 and 75 on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

          The lesser of 50% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 25% of In-Force Earnings, calculated as of the date we receive the complete request for settlement of the death benefit.

          If the Owner is a living person, the Enhanced Earnings Death Benefit is payable and this rider will terminate and charges for this rider will cease upon the death of the Owner unless the rider is continued as defined in section III below. If the Owner is a non-living person, the Enhanced Earnings Death Benefit is payable and this rider will terminate and charges for this rider will cease upon the death of the Annuitant.


II.      Enhanced Earnings Death Benefit Mortality and Expense Risk Charge:

          Under this rider, the annualized Mortality and Expense Risk Charge, as defined in the Contract is increased as follows:

! On the date we receive the completed application or the date we receive the request to add this rider, whichever is later, if the Owner, or the Annuitant if the Owner is not a living person, is age 55 or younger, the annualized Mortality and Expense Risk Charge is increased by 0.15% for this rider

! On the date we receive the completed application or the date we receive the request to add this rider, whichever is later, if the Owner, or the Annuitant if the Owner is not a living person, is between the ages 56 and 65, the annualized Mortality and Expense Risk Charge is increased by 0.25% for this rider.

! On the date we receive the completed application or the date we receive the request to add this rider, whichever is later, if the Owner, or the Annuitant if the Owner is not a living person, is between the ages 66 and 75, the annualized Mortality and Expense Risk Charge is increased by 0.35% for this rider


III. Death of Owner or Annuitant for the Enhanced Earnings Death Benefit Rider

     Death of Owner Upon the death of any Owner, if your spouse continues the Contract under section 1(c) of the Death of Owner provision in your Contract, then this rider will also continue unless one of the following conditions apply:

!    The oldest new Owner is over age 75 on the date the Contract is  continued;
     or

! The new Owner elects to terminate this rider on the date the Contract is continued.


     If this rider is terminated under the conditions described above, then the charge for this rider will cease as of the date the Contract is continued.

     If the rider is continued, then the following conditions apply:

!    The Rider Date is reset to the date the Contract is continued;

!    The new Rider Date is used to calculate the In-Force Premium;

! The age of the oldest new Owner as of the new Rider Date will be used to determine the Enhanced Earnings Death Benefit after the new Rider Date;

! The Mortality and Expense Risk Charge (as described above) will change to reflect the age of the oldest new Owner as of the new Rider Date; and

! The Enhanced Earnings Death Benefit is added to the Death Benefit amount for purposes of determining the new Contract Value on the date the Contract is continued.

     Death of Annuitant If the Owner is a non-living person, this rider will terminate upon the death of the Annuitant.


IV. The Enhanced Earnings Death Benefit Rider will terminate and charges for this rider will cease:

! when the Owner (if the current Owner is a living person) is changed for any reason other than death unless the new Owner is a trust and the Annuitant is the current Owner; or

! when the Owner (if the current Owner is a non-living person) is changed for any reason unless the new Owner is a non-living person or is the current Annuitant; or

! when the Annuitant (if the current Owner is a non-living person) is changed for any reason other than death; or

!    on the Payout Start Date.


V.   Misstatement of Age for the Enhanced Earnings Death Benefit Rider

     If an Owner's or the Annuitant's age is misstated, the Enhanced Earnings Death Benefit will be based on the corrected age and your Contract will be adjusted to reflect the charges that should have been assessed based on the corrected age.


Except as amended by this rider, the Contract remains unchanged.



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   Secretary                               Chairman and Chief Executive Officer